Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

The RMR Group Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Notice of 2021 Annual Meeting
of Shareholders and Proxy Statement

Thursday, March 11, 2021 at 9:30 a.m., Eastern time

Live Webcast Accessible at
https://www.viewproxy.com/rmrgroup/2021/

BUSINESS AT A GLANCE

THE RMR GROUP

The RMR Group LLC, or RMR, is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE) and related businesses. It conducts substantially all business for its parent company, The RMR Group Inc. (Nasdaq: RMR). RMR's vertical integration is strengthened by more than 600 real estate professionals in over 30 offices nationwide who manage approximately $32 billion in assets under management and leverage more than 30 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of real estate strategies across its client companies. Recently, RMR has been recognized by The Boston Globe as a "Top Place to Work", by Fortune magazine as one of the "100 Fastest Growing Companies", by the Environmental Protection Agency (EPA) as an "ENERGY STAR Partner of the Year", by Boston Business Journal as the "Fastest Growing Middle Market Company in Massachusetts" and ranked 9th on Commercial Property Executive's Top Commercial Property Management Companies. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com.

RMR'S CLIENT COMPANIES SPAN MULTIPLE REAL ESTATE SUBSECTORS

	COMPANY	TICKER	BUSINESS TYPE	DESCRIPTION	GROSS AUM / REVENUES[1]
PUBLICLY TRADED EQUITY REITS	SERVICE PROPERTIES TRUST	Nasdaq: SVC	Equity REIT	Owns 329 hotels and 804 NNN service retail properties	$12.5 billion AUM
	DIVERSIFIED HEALTHCARE TRUST	Nasdaq: DHC	Equity REIT	Owns 407 medical office buildings, life science buildings and senior living residential communities	$8.5 billion AUM
	OFFICE PROPERTIES INCOME TRUST	Nasdaq: OPI	Equity REIT	Owns 184 multi-tenant and single tenant office properties	$5.8 billion AUM
	INDUSTRIAL LOGISTICS PROPERTIES TRUST	Nasdaq: ILPT	Equity REIT	Owns 301 industrial properties	$2.6 billion AUM
OPERATING COMPANIES	TA	Nasdaq: TA	C-corp.	Operates or franchises 314 travel centers, standalone truck service facilities and standalone restaurants primarily along the U.S. interstate highway system.	$6.1 billion annual revenues
	FIVE STAR SENIOR LIVING	Nasdaq: FVE	C-corp.	Operates more than 260 senior living residential communities throughout the U.S.	$1.4 billion annual revenues
	SONESTA	Private	S-corp.	Operates more than 194 hotels[2]	$44 million annual revenues
OTHER BUSINESSES	RMR MORTGAGE TRUST	Nasdaq: RMRM[3]	Mortgage REIT	Invests in first mortgage loans secured by middle market and transitional CRE[4]	$277 million AUM
	TREMONT MORTGAGE TRUST	Nasdaq: TRMT	Mortgage REIT	Invests in first mortgage loans secured by middle market and transitional CRE	$280 million AUM

BUSINESS HIGHLIGHTS

LAUNCHED INAUGURAL PRIVATE CAPITAL VEHICLE

- In February and November, RMR received initial investments from two large, top-tier sovereign wealth funds for its inaugural private capital vehicle. The new investment vehicle has initial investments of $680 million in 12 industrial properties. RMR expects to substantially grow this vehicle with additional industrial and logistics properties in the future.

ACTIVELY MANAGED CLIENT COMPANIES THROUGHOUT COVID PANDEMIC

- Helped client companies raise an aggregate of $2.3 billion in debt and equity capital to further strengthen their balance sheets.
- Negotiated waivers of financial covenants and extended maturity dates on an aggregate of $2.2 billion of client companies' credit facilities.
- Completed $1.3 billion in property sales on behalf of client companies. The proceeds were used by the client companies to reduce their debt.
- Leased 9.4 million sq. ft. of commercial real estate space on behalf of client companies.

As of September 30, 2020, unless otherwise noted.

(1) Information presented represents Gross AUM unless otherwise specified to be annual revenues; Gross AUM information is as of September 30, 2020 and annual revenues information is as of calendar year ended December 31, 2019.
(2) Reflects transition of branding and management of hotels during the period ending December 31, 2020. The revenues listed in the table above do not reflect these transitioned hotels.
(3) On July 30, 2020, RMR Real Estate Income Fund (NYSE American: RIF) changed its name to RMR Mortgage Trust (Nasdaq: RMRM) and switched its listing from the NYSE American to Nasdaq.
(4) The Securities and Exchange Commission, or SEC, issued an order on January 5, 2021, granting RMRM's request to deregister as an investment company under the Investment Company Act of 1940, or the Deregistration Order. The issuance of the Deregistration Order enables RMRM to proceed with full implementation of its new business mandate to operate as a commercial mortgage REIT.

LETTER TO OUR SHAREHOLDERS FROM YOUR BOARD OF DIRECTORS

Dear Fellow Shareholders:

Please join us for our 2021 Annual Meeting of Shareholders, which will be held virtually at 9:30 a.m. on Thursday, March 11, 2021. The business to be conducted at the meeting is explained in the attached Notice of Meeting and Proxy Statement. We believe furnishing these materials over the internet expedites shareholders' receipt of these important materials while lowering costs and reducing the environmental impact of our annual meeting.

Your Board takes seriously our role in the oversight of our Company's long term business strategy, which is the best path to long term value creation for you, our shareholders. 2020 was a challenging year across all sectors; however, we are proud that our Company successfully navigated the challenges we faced. Some of our successes and accomplishments include:

  •
  Successfully transitioning to an entirely remote work environment and then being one of the first companies to transition back into the office.

  •
  Publishing our inaugural sustainability report.

  •
  Being recognized by The Boston Globe as a "Top Place to Work", by Fortune magazine as one of the "100 Fastest Growing Companies", by the Environmental Protection Agency (EPA) as an "ENERGY STAR Partner of the Year", by Boston Business Journal as the "Fastest Growing Middle Market Company in Massachusetts" and ranked 9th on Commercial Property Executive's Top Commercial Property Management Companies. We also received the Real Estate Management Excellence Award for Employee & Leadership Development from the Institute of Real Estate Management.

  •
  Guiding our client companies in raising approximately $2.3 billion in debt and equity capital and executing approximately $1.3 billion in property sales to shore up their balance sheets for the pandemic in the fiscal year ending September 30, 2020.

  •
  Expanding our business to include a private capital industrial investment vehicle.

We continue to monitor changing events and circumstances with an eye to managing for the global good, mitigating the negative impact on our business and best positioning us for stability and recovery when the pandemic is behind us.

We thank you for your investment in our Company and for the confidence you put in this Board to oversee your interests in our business.

January 14, 2021

Jennifer B. Clark Ann Logan Rosen Plevneliev Adam D. Portnoy Jonathan Veitch Walter C. Watkins, Jr.

NOTICE OF 2021 ANNUAL MEETING OF SHAREHOLDERS OF THE RMR GROUP INC.

Location: Live Webcast Accessible at https://www.viewproxy.com/rmrgroup/2021/ Date: Thursday, March 11, 2021 Time: 9:30 a.m., Eastern time	Agenda:

•

Elect the Director nominees identified in the accompanying Proxy Statement to our Board of Directors;

•

Ratify the appointment of Deloitte & Touche LLP as our independent auditors to serve for the 2021 fiscal year; and

•

Transact such other business as may properly come before the meeting and at any postponements or adjournments of the meeting.

Record Date: You can vote if you were a shareholder of record as of the close of business on January 6, 2021.

Attending the Annual Meeting: Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders, directors and employees, the Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. No physical meeting will be held.

•

Record Owners: If you are a shareholder as of the record date who holds shares directly, you may participate in the Annual Meeting via internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/rmrgroup/2021/. Please have the control number located on your proxy card or voting information form available.

•

Beneficial Owners: If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our Annual Meeting. You will need to present evidence of your beneficial ownership of shares. You will not be able to vote your shares at the Annual Meeting without a legal proxy. Beneficial owners should complete the registration process at least three days in advance of our Annual Meeting to ensure that all documentation and verifications are in order.

Please see the accompanying Proxy Statement for additional information.
By Order of our Board of Directors,

Jennifer B. Clark Managing Director, Executive Vice President, General Counsel and Secretary
January 14, 2021

PROXY STATEMENT

Our Board of Directors (our "Board") of The RMR Group Inc. (the "Company," "we," "us" or "our") is furnishing this proxy statement and accompanying proxy card (or voting instruction form) to you in connection with the solicitation of proxies by our Board for our 2021 annual meeting of shareholders. Due to the public health impact of the COVID-19 pandemic and to protect the health and well-being of our shareholders, directors and employees, our annual meeting will be held virtually via live webcast on Thursday, March 11, 2021, at 9:30 a.m., Eastern time, subject to any adjournments or postponements thereof (the "2021 Annual Meeting"). We are first making these proxy materials available to shareholders on or about January 14, 2021.

Only owners of record of shares of common stock of our Company as of the close of business on January 6, 2021, the record date for our 2021 Annual Meeting, are entitled to notice of, and to vote at, the meeting and at any postponements or adjournments of the meeting. Holders of shares of our Class A Common Stock ("Class A Common Shares") are entitled to one vote for each Class A Common Share held on the record date, holders of shares of our Class B-1 Common Stock ("Class B-1 Common Shares") are entitled to ten votes for each Class B-1 Common Share held on the record date and holders of shares of our Class B-2 Common Stock ("Class B-2 Common Shares," and, together with Class A Common Shares and Class B-1 Common Shares, "Common Shares") are entitled to ten votes for each Class B-2 Common Share held on the record date. Holders of our Class A Common Shares, Class B-1 Common Shares and Class B-2 Common Shares will vote as a single class on all matters at our 2021 Annual Meeting. Our Class A Common Shares are listed on The Nasdaq Stock Market LLC ("Nasdaq"). On January 6, 2021, there were 15,395,641 Class A Common Shares, 1,000,000 Class B-1 Common Shares and 15,000,000 Class B-2 Common Shares issued and outstanding.

The mailing address of our principal executive office is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR OUR 2021 ANNUAL
MEETING TO BE HELD ON THURSDAY, MARCH 11, 2021.

The Notice of 2021 Annual Meeting, Proxy Statement and Annual Report to Shareholders for the fiscal year ended September 30, 2020 are available at www.proxyvote.com.

PLEASE VOTE

Please vote to play a part in our future. Nasdaq rules do not allow a broker, bank or other nominee who holds shares on your behalf to vote on nondiscretionary matters without your instructions.

PROPOSALS THAT REQUIRE YOUR VOTE

PROPOSAL		MORE INFORMATION	BOARD RECOMMENDATION	VOTES REQUIRED FOR APPROVAL

1	Election of Directors	Page 10	FOR	Plurality of all votes cast
2	Ratification of independent auditors	Page 29	FOR	Majority of all votes cast*

*
Non-binding advisory vote.

You can vote in advance in one of three ways:

via the internet
Visit www.proxyvote.com and enter your 16 digit control number provided in your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form before 11:59 p.m., Eastern time, on March 10, 2021 to authorize a proxy VIA THE INTERNET.
by phone
Call 1-800-690-6903 if you are a shareholder of record and 1-800-454-8683 if you are a beneficial owner before 11:59 p.m., Eastern time, on March 10, 2021 to authorize a proxy BY TELEPHONE. You will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form.
by mail	Sign, date and return your proxy card if you are a shareholder of record or voting instruction form if you are a beneficial owner to authorize a proxy BY MAIL.

If the meeting is postponed or adjourned, these times will be extended to 11:59 p.m., Eastern time, on the day before the reconvened meeting.

PLEASE VISIT: www.proxyvote.com

    •
    To review and download easy to read versions of our Proxy Statement and Annual Report.

    •
    To sign up for future electronic delivery to reduce the impact on the environment.

THE RMR GROUP INC.     2021 Proxy Statement    1

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

Board Composition

We are currently governed by a six member Board of Directors. Ensuring our Board is comprised of Directors who bring diverse viewpoints and perspectives, exhibit a variety of skills, professional experience and backgrounds and effectively represent the long-term interests of shareholders is a top priority of our Board and our Nominating and Governance Committee. Our Board recently added Jonathan Veitch in June 2020 as an Independent Director to expand and refresh our Board's composition for several reasons, including to increase the ratio of Independent Directors to Managing Directors and to create more skill mix.

Sustainability

We understand the importance of leading a sustainable business and regularly consider ways to improve our internal culture and the communities in which we operate. This year, we are proud to have published our inaugural sustainability report, which can be found at https://www.rmrgroup.com/corporate-sustainability/default.aspx#sustain-report. In this "Sustainability" section, unless the context requires otherwise, references to "we," "us" and "our" refer to The RMR Group Inc. and The RMR Group LLC ("RMR LLC"). Highlights of our Environmental, Social and Governance ("ESG") strategies are as follows:

Environmental. We understand the importance of environmental sustainability and seek to mitigate the impact of the properties we manage through strategies and best practices that enhance competitiveness and optimize operational efficiency. We have incorporated specific sustainability objectives into our overall business strategy and portfolio management through the following programs:

  •
  Environmental surveys are conducted prior to acquiring a property.

  •
  Environmental safety checklists at the asset level are reviewed quarterly.

  •
  Environmental safety training for engineers is conducted annually with 100% participation.

  •
  Waste programs include diversion, rightsizing, education and expense management.

  •
  Environmental-friendly cleaning and pest control support indoor environmental quality.

  •
  Number of ENERGY STAR and LEED certified buildings continue to increase each year.

  •
  Energy costs managed through supply contracts in deregulated energy markets.

We received the ENERGY STAR® Partner of the Year Award in 2019 and 2020 for our outstanding efforts as a Service and Product Provider in executing ENERGY STAR related activities at buildings we manage on behalf of our client companies.

Social. We believe the foundation of our success begins with ensuring our employees are given the opportunity to participate in first-in-class benefits programs and competitive salaries. We aim to attract professionals that seek out and capture synergies throughout the organization and their personal lives while advancing social and environmental stewardship.

  •
  Employees and Equal Opportunity.  As of September 30, 2020, we employed approximately 600 real estate professionals, including 46% in our corporate office and 54% across more than 30 offices throughout the United States. The average tenure of our employees was 5.7 years. Our employees are the foundation of our success and in many ways our most critical asset. We ensure employees receive competitive salaries and benefits and we aim to attract professionals who will uphold our values of social and environmental stewardship.

2    THE RMR GROUP INC.     2021 Proxy Statement

    We are an equal opportunity employer, with all qualified applicants receiving consideration for employment without regard to race, color, religion, sex, sexual orientation, gender identity, national origin, disability or protected veteran status. Throughout our organization, including our Board, we are committed to racial equality and fostering a culture of diversity and inclusion. We have made diversity and inclusion an important part of our hiring, retention and development programs. As of September 30, 2020, 34% and 27% of our approximately 600 employees were female and non-white, respectively.

  •
  Board Diversity.  As of September 30, 2020, our Board composition was 33% female and 17% non-white.

  •
  Employee Engagement, Education and Training.  Our employee engagement initiatives align with our goal of being an employer of choice with a thriving workforce that encourages career enrichment and positions us for growth. Our recruiting programs, on-boarding and retention programs and our development and on-going training programs currently include the following:

  ◦
  Leadership Development Program: This two-year rotational program prepares newly hired graduates holding a Master of Business Administration degree for future leadership roles by providing an expansive view into all our client companies.

  ◦
  LiveWell Employee Wellness Program: We launched our LiveWell program in 2016 with the goal of providing resources and incentives to enhance employees' physical, emotional and financial wellness. LiveWell includes a range of educational presentations, wellness competitions, and a national committee of "wellness champions."

  ◦
  Managing with Impact: Since 2016, we hosted Managing with Impact workshops for managers throughout the company to expand their perspectives and increase their confidence as a new manager. Within their first year, managers complete the workshop and learn how to effectively delegate, solve problems and give meaningful performance feedback.

  ◦
  Tuition Reimbursement Program: We offer tuition assistance for work-related education from accredited colleges and universities in order to deepen employees' skillsets and support personal enrichment. Due to rising education costs and employee feedback, in 2019 we increased the benefit from $5,000 to $15,000 annually.

    We also prioritize on-going education and training for all employees across our organization as follows:

    ◦
    Engineering Development Program: Given the increasing challenges within the real estate industry of attracting qualified engineers throughout the country, we made it a strategic focus to develop the next generation of qualified building engineers. Over the last year, we launched a program to standardize the recruitment and development of engineering candidates to prepare them for open positions and to plan for future engineering needs. We recruited from various trade schools and job fairs to identify candidates for the two-year program. The curriculum includes specific training in electrical, HVAC, or plumbing trades and covers a range of essential engineering staff development topics.

    ◦
    Industry Associations & Credentials: In order to further their professional development, many of our employees seek out credentials and association memberships, with any membership costs reimbursed by us. Examples of credentials and association memberships include: Building Owners and Managers Association Membership and Event Participation, Certified Property Manager, Certified Public Accountant and National Association of Industrial and Office Properties.

In 2020, we were recognized by The Boston Globe as a "Top Place to Work", by Fortune magazine as one of the "100 Fastest Growing Companies", by the Environmental Protection Agency (EPA) as an "ENERGY STAR Partner of the Year", by Boston Business Journal as the "Fastest Growing Middle Market Company in Massachusetts," and we ranked 9th on Commercial Property Executive's Top Commercial Property Management Companies. Last year, we also received the Real Estate Management Excellence Award for Employee & Leadership Development from the Institute of Real Estate Management.

THE RMR GROUP INC.     2021 Proxy Statement    3

Governance.

  •
  Board and Management Diversity.  As discussed above, we are an equal opportunity employer that believes that workforce excellence starts at the highest levels of our organization and extends to every employee within our organization. Members of our and our client companies' leadership teams are comprised of individuals who exhibit ethics and integrity, have business acumen, sound judgment and a strong record of achievements. All of our Board and its committees include members of diverse backgrounds, perspectives and experiences, including professional experience, gender, ethnicity, nationality and skills.

  •
  Inclusive Work Culture.  We seek to attract and retain top talent through an inclusive work culture with leadership programs and initiatives like the RMR Leans In program, Managing With Impact and other internal investments in broad-based training development. We also created the RMR Leadership Development Program (LDP), which over the last four years has focused on recruiting and developing diverse high-potential individuals as the next generation of leaders through in-depth education and rotational placements within our organization.

  •
  ESG Program.  Our ESG program is managed within the functional groups that perform environmental, social and governance activities. These functional groups, including Investor Relations, Engineering and Human Resources, report to members of the Executive Committee. Our independent board members and those of our client companies review our ESG program performance and provide feedback that helps shape existing and new initiatives. We have a broad range of corporate governance and sustainability policies, guidelines and procedures designed to encourage consideration of ESG criteria in the broader context of investment and property management and to ensure compliance with applicable laws.

To learn more about our sustainability initiatives, visit www.rmrgroup.com/corporate-sustainability.

Key Responsibilities of Our Board

Oversight of Strategy	Oversight of Risk	Succession Planning

Our Board oversees and monitors strategic planning.

   Business strategy is a key focus of our Board and embedded in the work of Board committees.

Company management is charged with executing business strategy and provides regular performance updates to our Board.	Our Board oversees risk management.

   Board committees, which meet regularly and report back to our full Board, play significant roles in carrying out the risk oversight function.

Company management is charged with managing risk, through robust internal processes and effective internal controls.	Our Board oversees succession planning and talent development for senior executive positions.

   Our Nominating and Governance Committee makes an annual report to our Board on succession planning.

In the event of a succession, our entire Board may work with our Nominating and Governance Committee, or the Independent Directors, as applicable, to nominate and evaluate potential successors.

4    THE RMR GROUP INC.     2021 Proxy Statement

Our Board's Role in Oversight of Risk Management

Our Board is elected by shareholders to oversee our business and long term strategy. As part of fulfilling its responsibilities, our Board oversees the safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations. Inherent in these responsibilities is our Board's understanding and oversight of the various risks we face. Our Board considers that risks should not be viewed in isolation and should be considered in virtually every business decision and as part of our business strategy.

Our Board oversees risk as part of its general oversight of our Company. Oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. Our day to day business is conducted by our management, and our management and our Director of Internal Audit are responsible for incorporating risk management in their activities. Our Director of Internal Audit reports to our Audit Committee and provides us with advice and assistance with our risk management function.

In discharging their oversight responsibilities, our Board and Board committees review regularly a wide range of reports management, internal audit and service providers provide, including:

  •
  reports on market and industry conditions;

  •
  operating and regulatory compliance reports;

  •
  financial reports;

  •
  reports on risk management and ESG activities and initiatives;

  •
  regulatory and legislative updates that may impact us;

  •
  reports on the security of our information technology processes and our data; and

  •
  legal proceedings updates and reports on other business related matters.

Our Board and Board committees discuss these matters among themselves and with our management, our Director of Internal Audit, legal counsel, our independent auditors and other professionals, as appropriate.

Our Audit Committee takes a leading role in helping our Board fulfill its responsibilities for oversight of our financial reporting, internal audit function, risk management, including cybersecurity, and our compliance with legal and regulatory requirements. Our Board and Audit Committee review periodic reports from our independent auditors regarding potential risks, including risks related to our internal control over financial reporting. Our Audit Committee also reviews, approves and oversees an internal audit plan developed by our Director of Internal Audit with the goal of helping us systematically evaluate the effectiveness of our risk management, control and governance processes on an annual basis. Our Audit Committee meets at least quarterly and reports its findings to our Board. Our Audit Committee also meets periodically with our Director of Internal Audit to review the results of our internal audits, and directs or recommends to our Board actions or changes it determines appropriate to enhance or improve the effectiveness of our risk management.

Our Audit Committee considers risks related to cybersecurity and receives regular reports from our management regarding cybersecurity risks and countermeasures being undertaken or considered by us, including updates on the internal and external cybersecurity landscape and relevant technical developments.

Our Compensation Committee whose duties are detailed in its charter, among other duties, reviews the goals and objectives of our executive compensation program; reviews and approves annually the compensation paid by us to each of our executive officers; reviews and considers the incentives and risks associated with our compensation policies and practices; and evaluates the performance of our Director of Internal Audit. Also, our Compensation Committee and our Board consider that we have a share award program that requires share awards to executive officers to vest over a period of years. We believe that

THE RMR GROUP INC.     2021 Proxy Statement    5

the use of share awards vesting over time rather than stock options mitigates the incentives for our management to undertake undue risks and encourages our management to make longer term and appropriately risk balanced decisions.

It is not possible to identify all of the risks that may affect us or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for us to bear certain risks to achieve our objectives. As a result of the foregoing and other factors, our ability to manage risk is subject to substantial limitations.

To learn more about the risks we face, you can review the matters discussed in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in our Annual Report to Shareholders for the fiscal year ended September 30, 2020 (the "Annual Report"). The risks described in the Annual Report are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

Director Independence

Under the corporate governance listing standards of the Nasdaq, to be considered independent:

  •
  a director must not have a disqualifying relationship, as defined in the corporate governance section of the Nasdaq rules; and

  •
  our Board must affirmatively determine that the director otherwise has no relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. To facilitate the director independence assessment process, our Board has adopted written Governance Guidelines as described below.

Our Board is comprised of six Directors, including four Independent Directors and two Managing Directors. Under our bylaws, so long as the number of directors is less than five, at least one director must meet the qualifications of a Managing Director and, so long as the number of directors is five or greater, at least two directors must meet the qualifications of a Managing Director. As set forth in our Bylaws, Independent Directors are Directors who are not employees of our Company or any of our subsidiaries, are not involved in our or our subsidiaries' day to day activities and are persons who qualify as independent under the applicable rules of the Nasdaq and the Securities and Exchange Commission ("SEC"). As set forth in our Bylaws, Managing Directors are Directors who are not Independent Directors and who have been employees of our Company or any of our subsidiaries or involved in the our day to day activities, or the activities of any of our subsidiaries or any of their predecessors for at least one year prior to such Director's election.

Our Board affirmatively determines whether Directors have a direct or indirect material relationship with us, including our subsidiaries, other than serving as our Directors or directors of our subsidiaries. In making independence determinations, our Board observes the Nasdaq and SEC criteria, as well as the criteria set forth in our governing documents. When assessing a Director's relationship with us, our Board considers all relevant facts and circumstances, not merely from the Director's standpoint, but also from that of the persons or organizations with which the Director has an affiliation. Based on this review, our Board has determined that Ann Logan, Rosen Plevneliev, Jonathan Veitch and Walter C. Watkins, Jr. currently qualify as independent directors under applicable Nasdaq and SEC criteria and as Independent Directors under our governing documents. In making these independence determinations, our Board reviewed and discussed additional information provided by us and the Directors with regard to each of the Directors' relationships with us and our affiliates and those companies to which we or our affiliates provide management or advisory services, as applicable. Our Board has concluded that none of these four Directors possessed or currently possesses any relationship that could impair his or her judgment in connection with his or her duties and responsibilities as a Director of our Company or that could otherwise be a direct or indirect material relationship under applicable Nasdaq and SEC standards.

6    THE RMR GROUP INC.     2021 Proxy Statement

Executive Sessions of Independent Directors

Pursuant to our Governance Guidelines, our Independent Directors are expected to meet in regularly scheduled meetings at which only Independent Directors are present. Our Independent Directors also meet separately with our officers, with our Director of Internal Audit and with our independent auditors. The presiding Director for purposes of leading Independent Director sessions will be the Chair of our Audit Committee, unless the Independent Directors determine otherwise.

Board Leadership Structure

All Directors play an active role in overseeing our business both at our Board and committee levels. As set forth in our Governance Guidelines, the core responsibility of our Directors is to exercise sound, informed and independent business judgment in overseeing our Company and our strategic direction. Our Directors are skilled and experienced leaders and currently serve or have served as members of senior management in public and private for profit and nonprofit organizations, and also have served as government officials and in academia. Our Directors may be called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of our officers and advisers. Our Board is small, which facilitates informal discussions and communication from our management to our Board and among Directors. We do not have a Chair of the Board or a lead Independent Director.

Our Chief Financial Officer and Treasurer and our Director of Internal Audit regularly attend Board and Board committee meetings. Special meetings of our Board may be called at any time by the President or by a majority of the Directors then in office. Our Managing Directors, in consultation with our management and our Director of Internal Audit, set the agenda for Board meetings. Other Directors may suggest agenda items as well. Discussions at Board meetings are led by the Managing Director, the Independent Director or a member of management who is most knowledgeable on a subject.

Four of our Directors are independent under the applicable Nasdaq and SEC criteria and our governing documents. All of the members of our Audit Committee, Nominating and Governance Committee and Compensation Committee are independent under the applicable listing requirements and rules of the Nasdaq and other applicable laws, rules and regulations, including those of the SEC. As set forth in our governing documents, two of our Directors are Managing Directors, persons who have been employees of our Company or our subsidiaries or involved in our day to day activities or in the day to day activities of any of our subsidiaries or any of their predecessors for at least one year prior to such Director's election.

Code of Business Conduct and Ethics and Committee Governance

Our Board is committed to corporate governance that promotes the long term interests of our shareholders. Our Board has established Governance Guidelines that provide a framework for effective governance. Our Board regularly reviews developments in corporate governance and updates our Governance Guidelines and other governance materials as it deems necessary and appropriate.

We have also adopted a Code of Business Conduct and Ethics (the "Code") to, among other things, provide guidance to our Directors, officers and employees to ensure compliance with applicable laws and regulations.

Our Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Our Audit Committee, Compensation Committee and Nominating and Governance Committee each have adopted a written charter, and each Board committee reviews its written charter on an annual basis to consider whether any changes are required.

Our Audit Committee is comprised entirely of Independent Directors under applicable Nasdaq rules who also meet the independence criteria applicable to audit committees under the Sarbanes Oxley Act and the SEC's implementing rules under that law. Effective as of January 15, 2020, our Compensation Committee and Nominating and Governance Committee are also comprised entirely of Independent Directors.

THE RMR GROUP INC.     2021 Proxy Statement    7

We are a "controlled company" under the rules of the Nasdaq because Adam Portnoy holds more than 50% of our voting power. Although that would allow our Compensation Committee and Nominating and Governance Committee to include Independent Directors and Managing Directors, both committees are comprised solely of Independent Directors.

Our corporate governance materials are available for review in the governance section of our website, including our Governance Guidelines, the charter for each Board committee, the Code and information about how to report concerns or complaints about accounting, internal accounting controls or auditing matters and any violations or possible violations of the Code and how to communicate with our Directors, individually or as a group. To access these documents on our website visit www.rmrgroup.com.

Prohibition on Hedging

Our Insider Trading Policies and Procedures expressly prohibit members of our Board and our officers from engaging in hedging transactions involving our securities and those of any public company to which RMR LLC or its affiliates provide management services.

Nominations for Directors

Our Nominating and Governance Committee is responsible for identifying and evaluating nominees for Director and for recommending to our Board nominees for election at each annual meeting of shareholders. Our Nominating and Governance Committee may consider candidates suggested by our Directors, officers or shareholders or by others. Shareholders who would like to recommend a nominee for the position of Director should submit their recommendations in writing by mail to the Chair of our Nominating and Governance Committee, c/o The RMR Group Inc., Secretary, at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com. Any such recommendation should include a description of the candidate's qualifications for Board service, the candidate's written consent to be considered for nomination and to serve if nominated and elected, as well as the addresses and telephone numbers for contacting the shareholder and the candidate for more information. Our Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders will be considered by our Nominating and Governance Committee in its discretion using the same criteria as other candidates it considers.

Communications with Our Board

Our Board has established a process to facilitate communication by shareholders and other interested parties with Directors. Communications should be addressed to Directors in care of the Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or by email to secretary@rmrgroup.com.

Shareholder Nominations and Other Proposals

Deadline to Submit Nominations and Proposals for the 2022 Annual Meeting of Shareholders for Purposes of Rule 14a-4(c)(1): To be timely for purposes of Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shareholder nominations and proposals intended to be made at the 2022 annual meeting of shareholders must be received by us not later than November 30, 2021; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days earlier or later than March 11, 2022, then a shareholder's notice must be so delivered a reasonable time before we send our proxy materials for the 2022 annual meeting of shareholders to our shareholders.

Deadline to Submit Proposals for the 2022 Annual Meeting of Shareholders for Purposes of Rule 14a-8: Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal

8    THE RMR GROUP INC.     2021 Proxy Statement

executive office on or before September 16, 2021 in order to be eligible to be included in the proxy statement for the 2022 annual meeting of shareholders; provided, that, if the date of the 2022 annual meeting of shareholders is more than 30 days before or after March 11, 2022, such a proposal must be submitted within a reasonable time before we begin to print our proxy materials. Under Rule 14a-8, we are not required to include shareholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.

THE RMR GROUP INC.     2021 Proxy Statement    9

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Jennifer B. Clark and Adam D. Portnoy for election as Managing Directors and Ann Logan, Rosen Plevneliev, Jonathan Veitch and Walter C. Watkins, Jr. for election as Independent Directors. Each Director nominee currently serves on our Board. If elected, each nominee would serve until our 2022 annual meeting of shareholders and until his or her successor is duly elected and qualifies, subject to the individual's earlier death, resignation, retirement, disqualification or removal.

We expect that each nominee for election as a Director will be able to serve if elected. However, if a nominee should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by our Board.

Director Criteria, Qualifications, Experience and Tenure

Our Board performs an assessment of the skills and the experience needed to properly oversee the interests of the Company. Generally, our Board reviews both the short- and long-term strategies of the Company to determine what current and future skills and experience are required of our Board in exercising its oversight function and in the context of our strategic priorities. Our Nominating and Governance Committee and our Board consider the qualifications, characteristics and skills of Directors and Director candidates individually and in the broader context of our Board's overall composition when evaluating potential nominees for election as Director.

Our Board believes that its members should:

•

exhibit high standards of integrity and ethics;

•

have business acumen, practical wisdom, ability to exercise sound judgment in a congenial manner and be able to make independent analytical inquiries;

•

have a strong record of achievements;

•

have knowledge of the asset management industry, commercial real estate ("CRE") industry and real estate investment trusts ("REITs");

•

have diverse perspectives, backgrounds and experiences, including professional background, gender, ethnicity, nationality and skills; and

•

be committed to serve on our Board over a period of years in order to develop knowledge about our operations and have sufficient time and availability to devote to Board and committee matters.

10    THE RMR GROUP INC.     2021 Proxy Statement

In addition, our Board has determined that our Board, as a whole, should strive to have the right mix of characteristics and skills necessary to effectively perform its oversight responsibilities. Our Board believes that Directors with one or more of the following professional skills or experiences can assist in meeting this goal:

•

work experience with a proven record of success in his or her field;

•

risk oversight/management expertise;

•

accounting and finance, including a high level of financial literacy and understanding of the impact of financial market trends on the real estate industry;

•

operating business and/or transactional experience;

•

management/leadership experience;

•

knowledge of our historical business activities;

•

familiarity with client company sectors;

•

familiarity with the public capital markets;

•

experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing;

•

service on other public company boards and committees;

•

qualifying as a Managing Director in accordance with the requirements of our governing documents; and

•

qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our governing documents.

A plurality of all the votes cast is required to elect a Director at our 2021 Annual Meeting.

The names, principal occupations and certain other information and the nominees for Directors, as well as a summary of the key experiences, qualifications, attributes and skills that led our Nominating and Governance Committee and our Board to conclude that such persons are currently qualified to serve as Directors, are set forth on the following pages.

Our Board of Directors recommends a vote "FOR" the election of all Director nominees.

THE RMR GROUP INC.     2021 Proxy Statement    11

Directors and Director Nominees to be Elected at Our 2021 Annual Meeting

Jennifer B. Clark Age: 59 Managing Director since 2018 Term: Term expiring at our 2021 Annual Meeting	Board Committees: None	Other RMR Managed Public Company Boards(1): • Diversified Healthcare Trust (since 2018) • Five Star Senior Living Inc. (since 2020) Other Non-RMR Managed Public Company Boards: None

Ms. Clark has been our Executive Vice President, General Counsel and Secretary since shortly after our formation in 2015. Ms. Clark joined RMR LLC in 1999 as a vice president; she became a senior vice president in 2006, an executive vice president and general counsel in 2008 and secretary in 2015. Ms. Clark serves as secretary of Diversified Healthcare Trust, Industrial Logistics Properties Trust, Service Properties Trust, Office Properties Income Trust, Tremont Mortgage Trust, Five Star Senior Living Inc. and TravelCenters of America Inc. Ms. Clark also serves as an officer of ABP Trust, director and secretary of Sonesta Holdco Corporation, director, executive vice president, general counsel and secretary of Tremont Realty Advisors LLC and secretary of RMR Mortgage Trust. Ms. Clark also served as a trustee of RMR Mortgage Trust from 2019 to January 2021, chief legal officer of RMR Mortgage Trust from 2002 to January 2021 and secretary of RMR Office Property Fund LP from 2018 until its dissolution in July 2020. Until RMR Advisors LLC's merger with and into Tremont Realty Advisors LLC on January 6, 2021, with Tremont Realty Advisors LLC as the surviving entity, Ms. Clark served as a director of RMR Advisors LLC from 2016 and as its president and chief executive officer from 2019, and prior to that as its executive vice president, general counsel and secretary from October 2017 through December 2018, as vice president and chief legal officer from 2007 through September 2017, and as secretary since 2004. Prior to joining RMR LLC, Ms. Clark was a partner at the law firm of Sullivan & Worcester LLP.	Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in legal, corporate governance and real estate matters;

•

Leadership position with RMR LLC and demonstrated management ability;

•

Extensive experience in, and knowledge of, the commercial real estate industry and REITs;

•

Institutional knowledge earned through prior service as an officer of our Company and in leadership positions with RMR LLC;

•

Identifies as female; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

(1)
RMR LLC or its subsidiaries currently provide management services to eight public companies, including the following six public companies that do not have any employees of their own: Diversified Healthcare Trust (Nasdaq: DHC), Industrial Logistics Properties Trust (Nasdaq: ILPT), Office Properties Income Trust (Nasdaq: OPI), Service Properties Trust (Nasdaq: SVC), Tremont Mortgage Trust (Nasdaq: TRMT) and RMR Mortgage Trust (Nasdaq: RMRM). For these companies with no employees, RMR LLC or its subsidiaries provide all business operations and functions pursuant to the terms of the applicable business management agreements with those companies. RMR LLC also provides business management services to two public operating companies, Five Star Senior Living Inc. (Nasdaq: FVE) and TravelCenters of America Inc. (Nasdaq: TA), both of which have their own employees but some members of the senior leadership of these companies are also RMR LLC employees.

12    THE RMR GROUP INC.     2021 Proxy Statement

Ann Logan Age: 66 Independent Director since 2015 Term: Term expiring at our 2021 Annual Meeting	Board Committees: • Audit (Chair) • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Ms. Logan was previously employed in various executive capacities at Fannie Mae, a U.S. Government sponsored enterprise with various classes of publicly owned securities, including as executive vice president of the single family mortgage business from 1998 to 2000 and as executive vice president and chief credit officer from 1993 to 1998. Since her employment at Fannie Mae, Ms. Logan has been involved in a number of nonprofit organizations, including serving on the boards of The Washington School for Girls and Georgetown Preparatory School, and she currently serves as chair of the board of trustees of Bryn Mawr College. Ms. Logan previously served from 2005 to 2010 as a member of the board of directors of PHH Corporation, a New York Stock Exchange listed company providing real estate mortgage and automotive fleet services, where she was chair of the risk management committee and served on the audit and compensation committees.	Specific Qualifications, Attributes, Skills and Experience:

•

Experience in the real estate mortgage and credit industries;

•

Valuable perspective on the broader real estate industry;

•

Professional skills, training and expertise in finance and risk management matters;

•

Demonstrated management ability;

•

Service on boards and board committees and experience as a senior executive of a public company;

•

Identifies as female; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Rosen Plevneliev Age: 56 Independent Director since 2017 Term: Term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance (Chair)	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Plevneliev is the former president of the Republic of Bulgaria, having served from January 22, 2012 to January 22, 2017. From 2009 to 2011, he served as Bulgaria's Minister of Regional Development and Public Works, overseeing the country's infrastructure, communications and development projects. Prior to government service, Mr. Plevneliev was a partner and chief executive officer of IRIS International Ltd, a construction management firm that he founded in 1990, and managed several prominent projects in Germany and Bulgaria, including the Reichstag, Munich Airport and the Sofia Business Park, the first business park in Bulgaria and the largest office park in southeastern Europe. Mr. Plevneliev is a former member of the board of directors of the American Chamber of Commerce in Bulgaria, the board of the Confederation of Employers and Industrialists in Bulgaria and the board of the "For Our Children" Foundation.	Specific Qualifications, Attributes, Skills and Experience:

•

Executive experience and demonstrated leadership ability as a former head of state;

•

Experience heading large scale real estate construction and development projects in both the public and private sectors;

•

Experience as a senior executive of a construction management company;

•

Bulgarian national;

•

Identifies as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

THE RMR GROUP INC.     2021 Proxy Statement    13

Adam D. Portnoy Age: 50 Managing Director since 2015 Term: Term expiring at our 2021 Annual Meeting	Board Committees: None	Other RMR Managed Public Company Boards(1):

•

Diversified Healthcare Trust (since 2007)

•

Service Properties Trust (since 2007)

•

Office Properties Income Trust (since 2009)

•

RMR Mortgage Trust, including its predecessor funds (formerly known as RMR Real Estate Income Fund, since 2009)

•

Tremont Mortgage Trust (since 2017)

•

Industrial Logistics Properties Trust (since 2017)

•

Five Star Senior Living Inc. (since 2018)

•

TravelCenters of America Inc. (since 2018)

Other Non-RMR Managed Public Company Boards: None

Mr. Portnoy has been our President and Chief Executive Officer since shortly after our formation in 2015. Mr. Portnoy has been the president and chief executive officer of RMR LLC since 2005 and was a director of RMR LLC from 2006 until June 5, 2015 when RMR LLC became a majority owned subsidiary of our Company and we became RMR LLC's managing member. Mr. Portnoy serves as the chair of the boards of Diversified Healthcare Trust, Industrial Logistics Properties Trust, Office Properties Income Trust, Service Properties Trust, Five Star Senior Living Inc. and TravelCenters of America Inc. Until RMR Advisors LLC's merger with and into Tremont Realty Advisors LLC on January 6, 2021, with Tremont Realty Advisors LLC as the surviving entity, Mr. Portnoy was a director of RMR Advisors LLC from 2007 and served as its president from 2007 to September 2017 and its chief executive officer from 2015 to September 2017. Mr. Portnoy has been a director of Tremont Realty Advisors LLC since March 2016 and served as its president and chief executive officer from March 2016 through December 2017. Mr. Portnoy is the sole trustee and controlling shareholder and an officer of ABP Trust, our controlling shareholder. Mr. Portnoy is a director and the controlling shareholder of Sonesta Holdco Corporation. Mr. Portnoy served as president and chief executive officer of RMR Mortgage Trust from 2007 to 2015 and as president of Office Properties Income Trust from 2009 to 2011. Mr. Portnoy was a managing trustee of Select Income REIT from 2011 until it merged with a wholly owned subsidiary of Office Properties Income Trust in December 2018. Prior to joining RMR LLC in 2003, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette and working in private equity at DLJ Merchant Banking Partners and at the International Finance Corporation (a member of The World Bank Group). In addition, Mr. Portnoy previously founded and served as chief executive officer of a privately financed telecommunications company. Mr. Portnoy currently serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts, as chair of the board of directors of the Pioneer Institute and as a member of AJC New England's Leadership Board, and previously served on the board of governors for the National Association of Real Estate Investment Trusts and the board of trustees of Occidental College.	Specific Qualifications, Attributes, Skills and Experience:

•

Extensive experience in, and knowledge of, the asset management and commercial real estate industries and REITs;

•

Key leadership position with us and our subsidiaries and demonstrated management ability;

•

Public company director service;

•

Experience in investment banking and private equity;

•

Institutional knowledge earned through prior service on the boards of trustees and directors of our client companies and familiarity with our client companies' businesses;

•

Identifies as male; and

•

Qualifying as a Managing Director in accordance with the requirements of our Bylaws.

14    THE RMR GROUP INC.     2021 Proxy Statement

Jonathan Veitch Age: 61 Independent Director since 2020 Term: Term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Veitch served as President of Occidental College ("Occidental"), a nationally-recognized private liberal arts college, and as a member of the board of trustees of Occidental and a member of the audit committee of the board, from 2009 to June 2020. Prior to becoming President of Occidental, Mr. Veitch held various leadership and management positions with The New School since 1996. Mr. Veitch has received numerous grants and awards in academia, and he has authored numerous publications and articles. Mr. Veitch holds a doctorate in American History from Harvard University.	Specific Qualifications, Attributes, Skills and Experience:

•

Professional skills and experience in governance matters;

•

Management experience and demonstrated leadership ability;

•

Identifies as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

Walter C. Watkins, Jr. Age: 74 Independent Director since 2015 Term: Term expiring at our 2021 Annual Meeting	Board Committees: • Audit • Compensation (Chair) • Nominating and Governance	Other RMR Managed Public Company Boards(1): None Other Non-RMR Managed Public Company Boards: None

Mr. Watkins is the principal of WCW Enterprises, LLC, which he founded in 2000 to provide business consulting services and manage certain private investments. Prior to founding WCW Enterprises, Mr. Watkins served in various executive capacities at Bank One Corporation (the successor to First Chicago NBD, NBD Bancorp and National Bank of Detroit) from 1968 to 2000, including serving as executive vice president and president of Bank One, Michigan. As executive vice president, he was responsible for middle market banking in Michigan, Ohio and Kentucky, from 1998 to 2000. As president of Bank One, Michigan, he was the bank's primary public spokesman, community liaison and business coordinator for the state of Michigan. Mr. Watkins served as the chief development officer for the City of Detroit from 2002 to 2006 and the interim chief executive officer of Detroit Regional Convention Facility Authority from 2009 to 2010. Mr. Watkins is a member of the board of directors of Omega Psi Phi Fraternity Federal Credit Union and a director of the Omega Historic Preservation Foundation. His past board affiliations include Health Alliance Plan, Detroit Economic Growth Corporation, Detroit Medical Center, Detroit Regional Chamber of Commerce, United Way of Southeast Michigan and Fisk University.	Specific Qualifications, Attributes, Skills and Experience:

•

Demonstrated business leadership as a successful entrepreneur;

•

Work on community boards and committees;

•

Experience as a senior executive officer of a large banking business;

•

Financial background;

•

African American;

•

Identifies as male; and

•

Qualifying as an Independent Director in accordance with the requirements of the Nasdaq, the SEC and our Bylaws.

THE RMR GROUP INC.     2021 Proxy Statement    15

Executive Officers

Our executive officers serve at the discretion of our Board. There are no family relationships among any of our Directors or executive officers.

Adam D. Portnoy Age: 50	President and Chief Executive Officer of our Company since 2015 President and Chief Executive Officer of RMR LLC since 2005

Mr. Portnoy's background and qualifications are described above.

Jennifer B. Clark Age: 59	Executive Vice President, General Counsel and Secretary of our Company since 2015 Executive Vice President and General Counsel of RMR LLC since 2008

Ms. Clark's background and qualifications are described above.

Matthew P. Jordan Age: 45	Executive Vice President of our Company since 2018 Chief Financial Officer and Treasurer of our Company since 2015 Executive Vice President, Chief Financial Officer and Treasurer of RMR LLC since 2017

Mr. Jordan joined RMR LLC in April 2012 as chief accounting officer; he became senior vice president, chief financial officer and treasurer of RMR LLC in November 2012; and he became an executive vice president, chief financial officer and treasurer of RMR LLC in October 2017. Mr. Jordan serves as a managing trustee of RMR Mortgage Trust and Tremont Mortgage Trust since January 2021. Mr. Jordan served as the chief financial officer and treasurer of RMR Office Property Fund LP from 2018 to its dissolution in July 2020. Mr. Jordan was an executive vice president, chief financial officer and treasurer of RMR Advisors LLC from October 2017 until January 6, 2021, when RMR Advisors LLC merged with and into Tremont Realty Advisors LLC, with Tremont Realty Advisors LLC as the surviving entity. Mr. Jordan has been a director, president and chief executive officer of Tremont Realty Advisors LLC since January 2021; he was the executive vice president from October 2017 to December 2020 and was also previously a vice president, treasurer and chief financial officer from its formation in 2016 to December 2020. Prior to joining RMR LLC, Mr. Jordan was employed at Stanley Black & Decker from July 2011 until April 2012 and before then at Ernst & Young LLP. Mr. Jordan is a certified public accountant.

16    THE RMR GROUP INC.     2021 Proxy Statement

Jennifer F. (Francis) Mintzer Age: 56	Executive Vice President of RMR LLC since 2020

Ms. Francis joined RMR LLC in 2006 and became a senior vice president of RMR LLC in 2014 and an executive vice president of RMR LLC in 2020. Ms. Francis is responsible for the asset management division of RMR LLC, which includes asset management and leasing activities at all RMR LLC managed properties as well as asset management for the senior living and hotel properties owned by RMR LLC's managed REITs. Ms. Francis has been the president and chief operating officer of Diversified Healthcare Trust since 2018. Prior to joining RMR LLC, Ms. Francis was a partner at CBRE/NE Partners, where she performed brokerage and corporate advisory services for a number of large corporate clients on their national commercial real estate portfolios. Previously, Ms. Francis was a vice president at The Gunwyn Company where she was responsible for the asset management of a portfolio of commercial, retail and residential assets. Ms. Francis has over 30 years of experience working in the commercial real estate industry. She is on the executive board of the American Seniors Housing Association (ASHA), a member of the National Association of Industrial and Office Properties (NAIOP) and a member of the Commercial Real Estate Women (CREW).

John G. Murray Age: 60	Executive Vice President of RMR LLC since 2001

Mr. Murray has served in various capacities with RMR LLC and its affiliates since 1993, including as an executive vice president of RMR LLC since 2001 and as a senior vice president of RMR LLC from 1993 to 2001. Mr. Murray has been a managing trustee and the president and chief executive officer since 2018 of Service Properties Trust, and before then he was its president and chief operating officer from 1996 until June 2018, and its chief financial officer and treasurer from 1995 to 1996. Mr. Murray has also been a managing trustee and the president and chief executive officer of Industrial Logistics Properties Trust since 2018. Mr. Murray also serves as a director of Sonesta Holdco Corporation. From 2014 to 2017, Mr. Murray served as a member of the board of directors of the American Hotel & Lodging Association representing the owners' segment of the association. Prior to joining RMR LLC, Mr. Murray was employed at Fidelity Brokerage Services Inc. and at Ernst & Young LLP.

Jonathan M. Pertchik Age: 54	Executive Vice President of RMR LLC since 2019

Since December 2019, Mr. Pertchik has been an executive vice president of RMR LLC and chief executive officer and a managing director of TA. Prior to joining RMR LLC, Mr. Pertchik served as the chief executive officer of InTown Suites, Inc., a leading provider of economy, extended stay living, from July 2014 to April 2019. From February 2013 to June 2014, Mr. Pertchik served as the chief executive officer of ST Residential, LLC, an owner and manager of luxury condominiums, apartment projects, hotels, and office and retail spaces, where he had previously served as chief operating officer from March 2010 to February 2013. Prior to joining ST Residential, Mr. Pertchik held various executive management positions at WCI Communities, a luxury homebuilder and developer from 2007 to January 2010, and had been a senior vice president and managing principal at The Staubach Company, a leading national real estate tenant representative, from 1999 to 2006. Additionally, Mr. Pertchik served as a member of the board of directors of AV Homes, Inc., a publicly-traded homebuilder, from July 2014 until its sale in October 2018, and has served as a member of the board of directors of Lenkbar, Inc., a private inventor, designer, engineer and manufacturer of medical device products since December 2014.

THE RMR GROUP INC.     2021 Proxy Statement    17

BOARD COMMITTEES

Audit Committee

Members Ann Logan (Chair) Rosen Plevneliev Jonathan Veitch(1) Walter C. Watkins, Jr. 10 meetings in the fiscal year ended September 30, 2020

Our Audit Committee is comprised solely of Independent Directors. Its primary role is to help our Board fulfill its oversight responsibilities related to the integrity of our financial statements and financial reporting process, the qualifications, independence and performance of our independent registered public accounting firm, the performance of our internal audit function, risk management and our compliance with legal and regulatory requirements. Our Audit Committee is responsible for the appointment, compensation, retention and oversight, and the evaluation of the qualifications, performance and independence, of our independent auditors and the resolution of disagreements between our management and our independent auditors. Our independent auditors report directly to our Audit Committee. Our Audit Committee also has final authority and responsibility for the appointment and assignment of duties to our Director of Internal Audit. Our Audit Committee reviews the overall audit scope and plans of the audit with our independent auditors. Our Audit Committee also reviews, with our management and our independent auditors, our quarterly reports on Form 10-Q, annual reports on Form 10-K and earnings releases.

Our Board has determined that each member of our Audit Committee is financially literate and that Ms. Logan is our Audit Committee's "financial expert."

Compensation Committee

Members Walter C. Watkins, Jr. (Chair) Ann Logan Rosen Plevneliev Jonathan Veitch(1) 5 meetings in the fiscal year ended September 30, 2020	Since January 15, 2020, our Compensation Committee has comprised solely of Independent Directors. Our Compensation Committee's primary responsibilities pertain to overseeing our compensation and employee benefit programs as they apply to executive compensation and annually reviewing and approving the compensation paid by us to each of our executive officers. Our Compensation Committee also evaluates the services provided by the person serving as our Director of Internal Audit and approves the compensation paid by us to such person. Our Compensation Committee also approves (subject to applicable shareholder approval), evaluates and administers all our equity compensation plans.

Nominating and Governance Committee

Members Rosen Plevneliev (Chair) Ann Logan Jonathan Veitch(1) Walter C. Watkins, Jr. 2 meetings in the fiscal year ended September 30, 2020	Since January 15, 2020, our Nominating and Governance Committee has comprised solely of Independent Directors. Its primary role is to identify individuals qualified to become Board members, consistent with criteria approved by our Board, and to recommend candidates to our entire Board for nomination or selection as Board members for each annual meeting of shareholders or when vacancies occur; to develop and recommend to our Board governance principles for our Company; and to oversee the evaluation of our Board and, to the extent not overseen by our Compensation Committee or a committee composed entirely of Directors meeting the independence requirements of the rules of the Nasdaq, Company management. Under its charter, our Nominating and Governance Committee is also responsible for considering and reporting on our succession planning to our Board.

(1)
Mr. Veitch was appointed to each of our Board committees on June 23, 2020.

18    THE RMR GROUP INC.     2021 Proxy Statement

BOARD MEETINGS

In the fiscal year 2020, our Board held six meetings. In the fiscal year 2020, each then Director attended 75% or more of the aggregate of all meetings of our Board and the committees on which he or she served or that were held during the period in which the Director served as a Director or committee member. Our policy with respect to Board members' attendance at meetings of our Board and annual meetings of shareholders can be found in our Governance Guidelines, the full text of which appears at our website, www.rmrgroup.com.

DIRECTOR COMPENSATION

Compensation of Directors

Our Board believes that competitive compensation arrangements are necessary to attract and retain qualified Independent Directors. Under the currently effective Director compensation arrangements, each Independent Director received an annual fee of $85,000 for services as a Director. The annual fee for any new Independent Director is prorated for the initial year. Each Independent Director and Managing Director received an award of 3,000 Class A Common Shares in fiscal year 2020.

Each Independent Director who served as a committee chair of our Audit, Compensation or Nominating and Governance Committees received an additional annual fee of $17,500, $12,500 and $12,500, respectively. Directors were reimbursed for travel expenses they incurred in connection with their duties as Directors and for out of pocket costs they incurred in connection with their attending certain continuing education programs, if any.

Fiscal Year 2020 Director Compensation

The following table details the total compensation of the Directors for the fiscal year ended September 30, 2020 for services as a Director.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	All Other Compensation	Total

Jennifer B. Clark(3)	$—	$93,840	$—	$93,840
Ann Logan	102,500	93,840	—	196,340
Rosen Plevneliev	97,500	93,840	—	191,340
Adam D. Portnoy(3)	—	93,840	—	93,840
Jonathan Veitch	60,781	94,980	—	155,761
Walter C. Watkins, Jr.	97,500	93,840	—	191,340

(1)
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Director in fiscal year 2020, consisting of a $85,000 annual cash fee and, for each of Ms. Logan and Messrs. Plevneliev and Watkins, an additional $17,500, $12,500 and $12,500, respectively, for service as a committee chair in fiscal year 2020. Mr. Veitch's compensation was prorated for a partial year of service as an Independent Director beginning with his election to our Board on June 23, 2020.

(2)
Equals 3,000 Class A Common Shares multiplied by the closing price of such shares on the award date, March 11, 2020, except with respect to Mr. Veitch, who became an Independent Director of our Board on June 23, 2020 and received an award of 3,000 Class A Common Shares on June 23, 2020. Amounts shown are also the compensation cost for the award recognized by us for financial reporting purposes pursuant to Financial Accounting Standards Board Accounting Standards CodificationTM Topic 718, "Compensation—Stock Compensation" ("ASC 718") (which equals the closing price of the shares on the award date, multiplied by the number of shares subject to the award). No assumptions were used in this calculation. All awards are fully vested on the award date.

(3)
Managing Directors do not receive cash compensation for their services as Directors. The compensation of Mr. Portnoy and Ms. Clark for their services as our executive officers is not included here and is described below under "Executive Compensation."

THE RMR GROUP INC.     2021 Proxy Statement    19

OWNERSHIP OF OUR EQUITY SECURITIES

Directors and Executive Officers

The following table sets forth information regarding the beneficial ownership of the outstanding Common Shares by each person we know to be the beneficial owner of more than 5% of the respective classes of Common Shares, each Director and Director Nominee, each of our named executive officers, and our Directors and executive officers as a group, all as of January 6, 2021. Unless otherwise noted, to our knowledge, voting power and investment power in Class A Common Shares are exercisable solely by the named person, all percentages of ownership for Class A Common Shares are based on approximately 15,395,641 Class A Common Shares outstanding as of January 6, 2021, and the principal business address of the named beneficial owner is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

	Class A Common Shares*				Class B-1 Common Shares			Class B-2 Common Shares			Combined Voting Power
Name of Beneficial Owner	Number		%		Number		%	Number		%	%

ABP Trust	1,090,564	(1)	7.1%		1,000,000		100.0%	15,000,000		100.0%	91.3%
Directors, Director Nominees and Executive Officers:
Adam D. Portnoy	1,157,502	(1)(2)	7.5%		1,000,000	(2)	100.0%	15,000,000	(2)	100.0%	91.3%
Jennifer B. Clark	26,716		**	%	—		—	—		—	**%
John G. Murray	17,729		**	%	—		—	—		—	**%
Ann Logan	14,103		**	%	—		—	—		—	**%
Walter C. Watkins, Jr.	12,000		**	%	—		—	—		—	**%
Rosen Plevneliev	8,925		**	%	—		—	—		—	**%
Jonathan Veitch	3,000		**	%	—		—	—		—	**%
All executive officers and directors as a group (10 persons)	1,274,016	(1)	8.3%		1,000,000		100.0%	15,000,000		100%	91.4%

*
Amounts exclude fractional shares.

**
Indicates less than 1.0%.

(1)
Beneficial ownership of Class A Common Shares by ABP Trust and Adam Portnoy in the table above reflects the 1,000,000 Class A Common Shares issuable upon conversion of the Class B-1 Common Shares owned by ABP Trust and beneficially owned by Adam Portnoy. These numbers exclude 15,000,000 Class A Common Shares issuable upon redemption of the class A membership units of RMR LLC (which are paired with 15,000,000 Class B-2 Common Shares) owned by a subsidiary of ABP Trust and beneficially owned by ABP Trust and Adam Portnoy. At our option, we may elect to pay cash in lieu of Class A Common Shares for some or all of such redeemed class A membership units. Amounts exclude fractional shares.

(2)
This number represents (or in the case of Class A Common Shares, includes) shares owned by ABP Trust. Voting and investment power with respect to the shares owned by ABP Trust may be deemed to be shared by Adam Portnoy as the president and chief executive officer, a beneficial owner and the sole trustee of ABP Trust.

20    THE RMR GROUP INC.     2021 Proxy Statement

Principal Shareholders

Set forth in the table below is information about the number of Class A Common Shares held by persons not listed above that we know to be the beneficial owners of more than 5.0% of the outstanding Class A Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information

The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	2,307,158	15.0%	Based on a Schedule 13G/A filed with the SEC on February 11, 2020 by Vanguard reporting that, at December 31, 2019 Vanguard beneficially owned 2,307,158 Class A Common Shares and had sole voting power over 32,607 Class A Common Shares, shared voting power over 1,036 Class A Common Shares, sole dispositive power over 2,276,211 Class A Common Shares and shared dispositive power over 30,947 Class A Common Shares.
BlackRock, Inc. ("BlackRock") 55 East 52nd Street New York, New York 10055	1,251,742	8.1%

Based on a Schedule 13G filed with the SEC on February 7, 2020 by BlackRock reporting that, at December 31, 2019, BlackRock beneficially owned 1,251,742 Class A Common Shares and had sole voting power over 1,193,864 Class A Common Shares and sole dispositive power over 1,251,742 Class A Common Shares.

Hawk Ridge Capital Management, L.P. ("Hawk Ridge") 12424 Wilshire Blvd., Suite 1430 Los Angeles, CA 90025	769,980	5.0%	Based on a Schedule 13G filed with the SEC on February 12, 2020 by Hawk Ridge reporting that, at January 3, 2020 Hawk Ridge beneficially owned 769,980 Class A Common Shares and had shared voting power over 769,980 Class A Common Shares.

*
Beneficial ownership is shown as of December 31, 2019 for Vanguard and BlackRock and as of January 3, 2020 for Hawk Ridge.

**
The percentage indicated is based on 15,395,641 Class A Common Shares outstanding as of January 6, 2021.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Adam Portnoy, a Managing Director and our President and Chief Executive Officer, previously served until January 15, 2020 as a member of our Compensation Committee. The executive compensation of Adam Portnoy was previously determined by a subcommittee of our Compensation Committee comprised of the then-current Independent Directors, which subcommittee was dissolved on March 11, 2020. For more information regarding Adam Portnoy's relationship with us and our client companies, see "Related Person Transactions."

THE RMR GROUP INC.     2021 Proxy Statement    21

EXECUTIVE COMPENSATION

We are an "emerging growth company," as defined in the Jumpstart Our Business Startups Act of 2012, and expect to remain an emerging growth company until September 30, 2021. Although we are eligible as an emerging growth company to take advantage of certain reduced public company reporting requirements, including reduced disclosure obligations regarding executive compensation in our proxy statement, we have elected to disclose the total compensation of our principal executive officer and our four other most highly compensated executive officers based on compensation we provided for the fiscal year ending September 30, 2020, who were serving as executive officers as of September 30, 2020. For purposes of this section only, these five executive officers are referred to as our "named executive officers."

The following tables and footnotes summarize the total compensation of our named executive officers. The compensation set forth below includes compensation paid by us and compensation paid by our client companies to our named executive officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Stock Awards(2)	All Other Compensation(3)	Total

Adam D. Portnoy	2020	$350,000	$2,675,000	$693,330	$38,683	$3,757,013
Managing Director, President and Chief Executive Officer	2019	325,000	2,675,000	914,465	31,891	3,946,356
Jennifer B. Clark	2020	$350,000	$2,675,000	$1,091,920	$97,096	$4,214,016
Managing Director, Executive Vice President, General Counsel and Secretary	2019	325,000	2,675,000	1,432,925	107,727	4,540,652
John G. Murray	2020	$350,000	$2,000,000	$1,218,325	$91,712	$3,660,037
Executive Vice President	2019	325,000	2,000,000	1,557,953	67,919	3,950,872
David M. Blackman(4)	2020	$350,000	$2,000,000	$1,129,675	$96,260	$3,575,935
Former Executive Vice President	2019	325,000	2,000,000	1,477,898	73,018	3,875,916
Matthew P. Jordan	2020	$350,000	$1,300,000	$900,980	$74,379	$2,625,359
Executive Vice President, Chief Financial Officer and Treasurer	2019	325,000	1,300,000	1,112,958	42,646	2,780,604

(1)
The amounts listed in this column represent the annual cash bonuses to each of the named executive officers. The bonuses are described in more detail below in "Fiscal Year 2020 Compensation Elements—Annual Cash Bonuses."

(2)
The value included for awards made by us of the Class A Common Shares and awards made by our public client companies to our named executive officers represents the grant date fair value of shares compiled in accordance with ASC 718. No assumptions were used in this calculation. Awards made by us were made pursuant to The RMR Group Inc. 2016 Omnibus Equity Plan (the "Equity Plan"). Awards made by our public client companies were made pursuant to the applicable client company's equity compensation plan. Class A Common Shares we awarded to Adam Portnoy and Jennifer Clark in their capacities as Managing Directors vested at the time of award. For other awards, one fifth of a share award vested on the date of the award and an additional one fifth vests on each of the next four anniversaries of the initial award date, subject to the applicable named executive officer continuing to render significant services, whether as our employee or otherwise, to us or our public client companies and to accelerated vesting under certain circumstances. Holders of shares awarded pursuant to these awards receive any distributions on common shares paid by us or the applicable client company on the same terms as other holders of our or the client company's common shares, as applicable.

The amounts presented in this column include shares of our client companies awarded to our named executive officers for services as a managing trustee, managing director or named executive officer of a client company.

22    THE RMR GROUP INC.     2021 Proxy Statement

  The following table shows the total shares awarded by us and our public client companies to our named executive officers, including for services as a managing trustee, managing director or named executive officer of a client company, in fiscal year 2020, including vested and unvested portions of each award.

Name	Company	Grant Date	Number of Shares		Grant Date Fair Value of Share Awards(a)

Adam D. Portnoy	RMR	9/17/2020	10,000		$297,900
	RMR	3/11/2020	3,000		93,840
	DHC	5/19/2020	10,000	(b)	29,400
	ILPT	5/28/2020	3,500	(b)	65,695
	OPI	5/27/2020	3,500	(b)	93,135
	SVC	6/10/2020	5,000	(b)	54,000
	FVE	6/9/2020	5,000	(b)	20,300
	TA	5/21/2020	3,000	(b)	33,300
	TRMT	5/13/2020	3,000	(b)	5,760

					$693,330
Jennifer B. Clark	RMR	9/17/2020	5,000		$148,950
	RMR	3/11/2020	3,000		93,840
	DHC	9/17/2020	30,000		113,100
	DHC	5/19/2020	10,000	(b)	29,400
	ILPT	9/17/2020	10,000		226,500
	OPI	9/17/2020	10,000		230,400
	SVC	9/17/2020	20,000		168,800
	FVE	6/9/2020	5,000	(b)	20,300
	FVE	2/26/2020	2,000	(b)	9,700
	FVE	12/11/2019	2,000		9,000
	TA	12/4/2019	3,000		27,330
	TRMT	9/17/2020	5,000		14,600

					$1,091,920

John G. Murray	RMR	9/17/2020	5,000		$148,950
	DHC	9/17/2020	20,000		75,400
	ILPT	9/17/2020	15,000	(b)	339,750
	ILPT	5/28/2020	3,500	(b)	65,695
	OPI	9/17/2020	10,000		230,400
	SVC	9/17/2020	30,000	(b)	253,200
	SVC	6/10/2020	5,000	(b)	54,000
	FVE	12/11/2019	2,000		9,000
	TA	12/4/2019	3,000		27,330
	TRMT	9/17/2020	5,000		14,600

					$1,218,325

David M. Blackman	RMR	9/17/2020	5,000		$148,950
	DHC	9/17/2020	20,000		75,400
	ILPT	9/17/2020	10,000		226,500
	OPI	9/17/2020	15,000	(b)	345,600
	OPI	5/27/2020	3,500	(b)	93,135
	SVC	9/17/2020	20,000		168,800
	FVE	12/11/2019	2,000		9,000
	TA	12/4/2019	3,000		27,330
	TRMT	9/17/2020	10,000	(b)	29,200
	TRMT	5/13/2020	3,000	(b)	5,760

					$1,129,675

Matthew P. Jordan	RMR	9/17/2020	5,000		$148,950
	DHC	9/17/2020	20,000		75,400
	ILPT	9/17/2020	10,000		226,500
	OPI	9/17/2020	10,000		230,400
	SVC	9/17/2020	20,000		168,800
	FVE	12/11/2019	2,000		9,000
	TA	12/4/2019	3,000		27,330
	TRMT	9/17/2020	5,000		14,600

					$900,980

  (a)
  Equals the number of shares multiplied by the closing price per share on the date of the award grant, which is also the grant date fair value under ASC 718. No assumptions were used in this calculation.

  (b)
  Shares awarded for services as a managing trustee, managing director or named executive officer of a client company, which will also be disclosed in such client company's proxy statement.

THE RMR GROUP INC.     2021 Proxy Statement    23

(3)
We maintain a savings plan for eligible employees under section 401(k) of the Internal Revenue Code, or 401(k) plan, in which our named executive officers participate, and provide annual discretionary matching contributions to plan participants. The amounts listed in this column include matching contributions we made to each named executive officer in respect of their participation in our 401(k) plan. The amounts listed in this column also include distributions received on unvested awards of our Class A Common Shares and on unvested awards of common shares of our applicable public client companies.

(4)
On October 9, 2020, we entered into a retirement agreement with Mr. Blackman in connection with his retirement from our Company. Pursuant to the retirement agreement, Mr. Blackman continued to serve as our Executive Vice President through December 31, 2020 and is expected to remain employed as a non-executive employee by us through June 30, 2021, after which his employment will terminate. For additional information with respect to this agreement and Mr. Blackman's retirement, please see the "Outstanding Equity Awards at 2020 Fiscal Year End" table below, the section entitled "Potential Payments Upon Termination or Change in Control" and the section entitled "Related Person Transactions" in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

Outstanding Equity Awards at 2020 Fiscal Year End

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

Adam D. Portnoy	RMR	9/17/2020	8,000	$219,760
	RMR	9/18/2019	6,000	164,820
	RMR	9/13/2018	3,200	87,904
	RMR	9/14/2017	1,600	43,952
	FVE	12/13/2017	600	3,042
	FVE	12/7/2016	300	1,521
	TA	11/29/2017	960	18,758
	TA	11/30/2016	480	9,379

				$549,136

Jennifer B. Clark	RMR	9/17/2020	4,000	$109,880
	RMR	9/18/2019	3,000	82,410
	RMR	9/13/2018	1,600	43,952
	RMR	9/14/2017	800	21,976
	DHC	9/17/2020	24,000	84,480
	DHC	9/18/2019	12,000	42,240
	DHC	9/13/2018	4,000	14,080
	DHC	9/14/2017	1,900	6,688
	ILPT	9/17/2020	8,000	174,960
	ILPT	9/18/2019	6,000	131,220
	ILPT	9/13/2018	2,000	43,740
	OPI	9/17/2020	8,000	165,760
	OPI	9/18/2019	6,000	124,320
	OPI	9/13/2018	1,428	29,588
	OPI	9/14/2017	714	14,794
	SVC	9/17/2020	16,000	127,200
	SVC	9/18/2019	6,000	47,700
	SVC	9/13/2018	3,400	27,030
	SVC	9/14/2017	1,500	11,925
	FVE	12/11/2019	1,600	8,112
	FVE	12/11/2018	900	4,563
	FVE	12/13/2017	600	3,042
	FVE	12/7/2016	300	1,521
	TA	12/4/2019	2,400	46,896
	TA	11/28/2018	1,440	28,138
	TA	11/29/2017	960	18,758
	TA	11/30/2016	480	9,379

24    THE RMR GROUP INC.     2021 Proxy Statement

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

	TRMT	9/17/2020	4,000	11,680
	TRMT	9/18/2019	3,000	8,760
	TRMT	9/13/2018	2,000	5,840

				$1,450,632

John G. Murray	RMR	9/17/2020	4,000	$109,880
	RMR	9/18/2019	3,000	82,410
	RMR	9/13/2018	1,600	43,952
	RMR	9/14/2017	800	21,976
	DHC	9/17/2020	16,000	56,320
	DHC	9/18/2019	6,000	21,120
	DHC	9/13/2018	1,600	5,632
	DHC	9/14/2017	400	1,408
	ILPT	9/17/2020	12,000	262,440
	ILPT	9/18/2019	9,000	196,830
	ILPT	9/13/2018	1,000	21,870
	OPI	9/17/2020	8,000	165,760
	OPI	9/18/2019	6,000	124,320
	OPI	9/13/2018	204	4,227
	OPI	9/14/2017	102	2,113
	SVC	9/17/2020	24,000	190,800
	SVC	9/18/2019	9,000	71,550
	SVC	9/13/2018	3,400	27,030
	SVC	9/14/2017	1,500	11,925
	FVE	12/11/2019	1,600	8,112
	FVE	12/11/2018	84	426
	FVE	12/13/2017	56	284
	FVE	12/7/2016	28	142
	TA	12/4/2019	2,400	46,896
	TA	11/28/2018	720	14,069
	TA	11/29/2017	480	9,379
	TA	11/30/2016	240	4,690
	TRMT	9/17/2020	4,000	11,680
	TRMT	9/18/2019	3,000	8,760
	TRMT	9/13/2018	1,000	2,920

				$1,528,921

THE RMR GROUP INC.     2021 Proxy Statement    25

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

David M. Blackman(2)	RMR	9/17/2020	4,000	$109,880
	RMR	9/18/2019	3,000	82,410
	RMR	9/13/2018	1,600	43,952
	RMR	9/14/2017	800	21,976
	DHC	9/17/2020	16,000	56,320
	DHC	9/18/2019	6,000	21,120
	DHC	9/13/2018	2,000	7,040
	DHC	9/14/2017	800	2,816
	ILPT	9/17/2020	8,000	174,960
	ILPT	9/18/2019	6,000	131,220
	ILPT	9/13/2018	1,000	21,870
	OPI	9/17/2020	12,000	248,640
	OPI	9/18/2019	9,000	186,480
	OPI	9/13/2018	1,428	29,588
	OPI	9/14/2017	714	14,794
	SVC	9/17/2020	16,000	127,200
	SVC	9/18/2019	6,000	47,700
	SVC	9/13/2018	1,200	9,540
	SVC	9/14/2017	400	3,180
	FVE	12/11/2019	1,600	8,112
	FVE	12/11/2018	84	426
	FVE	12/13/2017	56	284
	FVE	12/7/2016	28	142
	TA	12/4/2019	2,400	46,896
	TA	11/28/2018	180	3,517
	TA	11/29/2017	72	1,407
	TA	11/30/2016	36	703
	TRMT	9/17/2020	8,000	23,360
	TRMT	9/18/2019	6,000	17,520
	TRMT	9/13/2018	2,000	5,840
	TRMT	11/13/2017	2,000	5,840

				$1,454,733

Matthew P. Jordan	RMR	9/17/2020	4,000	$109,880
	RMR	9/18/2019	3,000	82,410
	RMR	9/13/2018	1,600	43,952
	RMR	9/14/2017	800	21,976
	DHC	9/17/2020	16,000	56,320
	DHC	9/18/2019	6,000	21,120
	DHC	9/13/2018	1,600	5,632
	DHC	9/14/2017	300	1,056
	ILPT	9/17/2020	8,000	174,960
	ILPT	9/18/2019	6,000	131,220
	ILPT	9/13/2018	1,000	21,870
	OPI	9/17/2020	8,000	165,760
	OPI	9/18/2019	6,000	124,320
	OPI	9/13/2018	204	4,227
	OPI	9/14/2017	102	2,113
	SVC	9/17/2020	16,000	127,200
	SVC	9/18/2019	6,000	47,700
	SVC	9/13/2018	1,000	7,950

26    THE RMR GROUP INC.     2021 Proxy Statement

			Stock Awards
Name	Company	Date Granted	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(1)

	SVC	9/14/2017	300	2,385
	FVE	12/11/2019	1,600	8,112
	FVE	12/11/2018	84	426
	FVE	12/13/2017	56	284
	FVE	12/7/2016	28	142
	TA	12/4/2019	2,400	46,896
	TA	11/28/2018	180	3,517
	TA	11/29/2017	72	1,407
	TA	11/30/2016	36	703
	TRMT	9/17/2020	4,000	11,680
	TRMT	9/18/2019	3,000	8,760
	TRMT	9/13/2018	1,000	2,920

				$1,236,898

(1)
Equals the number of shares multiplied by the closing price per share of our Class A Common Shares or the respective client company's common shares on September 30, 2020.

(2)
Consistent with Mr. Blackman's retirement agreement, the Class A Common Shares and client company common shares set forth in the table will continue to vest in accordance with the existing terms of Mr. Blackman's awards through June 30, 2021. As of June 30, 2021, all of Mr. Blackman's then unvested Class A Common Share awards and unvested client company common shares will vest in full, subject to certain conditions.

Potential Payments upon Termination or Change in Control

On September 17, 2020, our Compensation Committee approved awards of 10,000 Class A Common Shares to Mr. Adam Portnoy and 5,000 Class A Common Shares to each of Ms. Jennifer Clark and Messrs. John Murray, David Blackman and Matthew Jordan in their capacities as our executive officers. These awards were valued at $29.79 per Class A Common Share, the closing price of the Class A Common Shares on the Nasdaq on the date the awards were made under our Equity Plan. The form of award agreement for each of these awards provides for vesting of the Class A Common Shares in five equal annual installments beginning on the date of the award and acceleration of vesting of all share awards upon the occurrence of certain change in control or employment termination events (each, a "Termination Event").

The following table describes the potential payments to our named executive officers upon a Termination Event, if such event had occurred, as of September 30, 2020.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of September 30, 2020(1)

Adam D. Portnoy	18,800	$516,436
Jennifer B. Clark	9,400	258,218
John G. Murray	9,400	258,218
David M. Blackman(2)	9,400	258,218
Matthew P. Jordan	9,400	258,218

(1)
Equals the number of shares multiplied by the closing price per share of our Class A Common Shares on September 30, 2020 of $27.47.

(2)
On October 9, 2020, we entered into a retirement agreement with Mr. Blackman in connection with his retirement from our Company that provides for the acceleration of vesting of Mr. Blackman's unvested Common Shares. Pursuant to Mr. Blackman's retirement agreement, we will make a cash payment to him in the amount of $1,425,000 on or about January 31, 2021 and, subject to the satisfaction of certain other conditions, including his execution of a general release and waiver of claims against us, RMR LLC and the companies managed by RMR LLC or its affiliates, we will make an additional cash payment in the amount of $1,425,000 after his retirement from our Company on or about July 31, 2021. Such amounts are not included in the table above. For additional information with respect to this agreement and Mr. Blackman's retirement, please see the section entitled "Summary Compensation Table" and the section "Related Person Transactions" in this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended September 30, 2020.

THE RMR GROUP INC.     2021 Proxy Statement    27

Fiscal Year 2020 Compensation Elements

Each of our named executive officers was provided with the following material elements of compensation in fiscal year 2020:

Base Salary. In fiscal year 2020 we paid an annual base salary of $350,000 to each of our named executive officers. For our fiscal year 2021, we expect to pay an annual base salary of $350,000 to each of our continuing named executive officers.

Annual Cash Bonuses. Annual cash bonuses are a key component of our named executive officer compensation and represented the majority of compensation we paid to each of our named executive officers for our 2020 fiscal year. We did not provide guaranteed cash bonuses to any of our named executive officers for fiscal year 2020 and did not set specific performance targets on which bonuses would be payable. Instead, the annual cash bonuses we paid to our named executive officers with respect to fiscal year 2020 were discretionary in amount and were based on a performance evaluation conducted by our Compensation Committee. In addition, because of the impact of the pandemic on our business, cash bonuses were capped at the prior year's amount. The evaluation by our Compensation Committee involved an analysis of both (i) our overall performance and (ii) the performance of the individual officer and his or her contributions to us. We believe this evaluation process allowed us to link pay with performance in the closest way possible and provided us with the flexibility necessary to take all relevant factors into account in determining the bonus amounts, including our named executive officers' ability to react to changing circumstances that impact our business. We believe our compensation process provided us with a better compensation structure than a formulaic bonus structure based solely on the achievement of specific pre-established performance targets which may not capture all appropriate factors that materially impacted our or the individual named executive officer's performance.

Equity Awards. Under the Equity Plan, an aggregate of 600,000 Class A Common Shares were initially available for grants of options to acquire stock, restricted or unrestricted stock, contractual rights to receive stock in the future, stock appreciation rights, other rights to receive compensation in amounts determined by the value of the Class A Common Shares and cash based awards. Employees, Directors, independent contractors and consultants of our Company or any affiliate of our Company are eligible to receive awards under the Equity Plan. Equity awards we grant to our employees (including our named executive officers) are made by our Compensation Committee. Equity awards granted to our employees (including our named executive officers) by our public client companies are made by the compensation committees of the boards of such companies.

401(k) Plan. We maintain a 401(k) plan for eligible employees, including our named executive officers and provide matching contributions equal to 100.0% of the first 3.0% and 50.0% of the next 2.0% of an employee's cash compensation contributed to the plan up to stated maximums. We do not maintain a defined pension plan or any nonqualified deferred compensation plans.

Employee Benefits. Eligible employees, including our named executive officers, participate in broad based and comprehensive employee benefit programs, including medical, dental, vision, life and disability insurance. Our named executive officers participate in these programs on the same basis as other eligible employees.

Employment Agreements. We have no employment agreements with our named executive officers or any of our other employees.

28    THE RMR GROUP INC.     2021 Proxy Statement

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS

Our Audit Committee has the sole authority and responsibility to hire, evaluate and, when appropriate, replace our independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of our independent auditors. Our Audit Committee is responsible for approving the audit and permissible non-audit services provided by our independent auditors and the associated fees.

Our Audit Committee evaluates the performance of our independent auditors annually and determines whether to re-engage the current independent auditors or consider other audit firms. In doing so, our Audit Committee considers the quality and efficiency of the services provided by the auditors, the auditors' technical expertise and knowledge of our operations and industry, the auditors' independence, the results of PCAOB inspections and peer quality reviews of the auditors and the auditors' reputation in the marketplace. In connection with the mandated rotation of our independent auditors' lead engagement partner, our Audit Committee and its chair consider the selection of the new lead engagement partner identified by our independent auditors.

Based on this evaluation, our Audit Committee has appointed Deloitte & Touche LLP ("Deloitte") to serve as our independent auditors for the fiscal year ending September 30, 2021. On June 12, 2020, our Audit Committee approved the engagement of Deloitte as our independent registered public accounting firm, effective as of such date. During the fiscal years ended September 30, 2018 and September 30, 2019, and the subsequent interim period through June 12, 2020, we did not, nor did anyone on our behalf, consult with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Deloitte concluded was an important factor that we consider in reaching a decision as to any accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). Contemporaneous with our Audit Committee's determination to engage Deloitte, our Audit Committee dismissed Ernst & Young LLP ("Ernst & Young") as our independent registered public accounting firm, effective as of such date.

The reports of Ernst & Young on our financial statements for each of the two fiscal years ended September 30, 2018, and September 30, 2019, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of our financial statements for the fiscal years ended September 30, 2018, and September 30, 2019, and during the subsequent interim period through June 12, 2020, there were no "disagreements" (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between us and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the subject matter of the disagreement in their report. During the fiscal years ended September 30, 2018 and September 30, 2019 and the subsequent interim period through June 12, 2020, there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

We provided Ernst & Young with a copy of this disclosure and requested that Ernst & Young furnish us with a letter addressed to the SEC stating whether it agrees with the statements contained herein. A copy of Ernst & Young's letter, dated June 15, 2020, is filed as Exhibit 16.1 to our Current Report on Form 8-K filed on June 15, 2020.

Our Audit Committee has determined to submit its selection of our independent auditors to our shareholders for ratification. This vote will ratify prior action by our Audit Committee and will not be binding upon our Audit Committee. However, our Audit Committee may reconsider its prior appointment of

THE RMR GROUP INC.     2021 Proxy Statement    29

our independent auditors or consider the results of this vote when it determines who to appoint as our independent auditors in the future.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided to us by Deloitte for the fiscal year ended September 30, 2020.

2020 Fees
Audit Fees	$447,652
Audit Related Fees	—
Tax Fees	—
All Other Fees	948

The following table shows the fees for audit and other services provided to us by Ernst & Young for the fiscal years ended September 30, 2020 and 2019.

	2020 Fees	2019 Fees
Audit Fees	$176,490	$748,780
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	992	787

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, work performed in connection with any registration statements and any applicable Current Reports on Form 8-K and the review of our Quarterly Reports on Form 10-Q.

Audit Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories. The amounts for 2019 and 2020 relating to fees for audit and other services provided to us by Ernst & Young and Deloitte, in each case, at such times they served as our independent auditors, reflect annual subscription fees for each independent auditor's online accounting research application.

30    THE RMR GROUP INC.     2021 Proxy Statement

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Our Audit Committee has established policies and procedures that are intended to control the services provided by our independent auditors and to monitor their continuing independence. Under these policies, our independent auditors may not undertake any services unless the engagement is specifically approved by our Audit Committee or the services are included within a category that has been approved by our Audit Committee. The maximum charge for services is established by our Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, our management is required to notify our Audit Committee when approved services are undertaken and our Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. Our Director of Internal Audit is responsible for reporting to our Audit Committee regarding compliance with these policies and procedures.

Our Audit Committee will not approve engagements of our independent auditors to perform non-audit services for us if doing so will cause our independent auditors to cease to be independent within the meaning of applicable SEC or Nasdaq rules. In other circumstances, our Audit Committee considers, among other things, whether our independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which we engaged Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, were approved by our Audit Committee. The total fees for audit and non-audit services provided by Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019, in each case, at such times they served as our independent auditors, are set forth above and include estimated fee amounts. Our Audit Committee approved the engagement of Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 to provide the non-audit services described above because it determined that Deloitte in fiscal 2020 and Ernst & Young in fiscal 2020 and 2019 providing these services would not compromise each independent auditor's independence and that each firm's familiarity with our record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than we could obtain these services from other providers. For fiscal 2019 and 2020, there were no non-audit services provided to us by Ernst & Young and Deloitte other than with respect to our subscriptions to each independent auditor's online accounting research application.

Other Information

We have been advised by Deloitte that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in us or our subsidiaries.

One or more representatives of Deloitte will be present at our 2021 Annual Meeting. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of our independent auditors requires the affirmative vote of a majority of all the votes cast, in person or by proxy, at our 2021 Annual Meeting.

Our Board of Directors recommends a vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as independent auditors.

THE RMR GROUP INC.     2021 Proxy Statement    31

REPORT OF OUR AUDIT COMMITTEE

In the course of our Audit Committee's oversight of our financial reporting process, our Audit Committee has: (i) reviewed and discussed with our management the audited financial statements for the fiscal year ended September 30, 2020; (ii) discussed with Deloitte & Touche LLP, our independent auditors, the matters required to be discussed under PCAOB Auditing Standard No. 1301; (iii) received the written disclosures and the letter from our auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent auditors' communications with our Audit Committee concerning independence; (iv) discussed with our independent auditors their independence; and (v) considered whether the provision of non-audit services by our independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, our Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2020, for filing with the SEC.

Ann Logan, Chair Rosen Plevneliev Jonathan Veitch Walter C. Watkins, Jr.

32    THE RMR GROUP INC.     2021 Proxy Statement

FREQUENTLY ASKED QUESTIONS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for our 2021 Annual Meeting include the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and our Annual Report for the fiscal year ended September 30, 2020 (collectively, the "proxy materials"). If you request a paper copy of these materials, the proxy materials will also include a proxy card or voting instruction form.

A proxy statement is a document that SEC regulations require us to give you when we ask you to return a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called your proxy.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our registrar and transfer agent, Equiniti Shareowner Services, you are considered a shareholder of record of those shares. If you are a shareholder of record, you should receive only one notice or proxy card for all the Class A Common Shares you hold in certificate form and in book entry form.

If your shares are held in an account you own at a bank or brokerage or you hold shares through another nominee, you are considered the "beneficial owner" of those shares. If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Class A Common Shares.

If you hold some shares of record and some shares beneficially, you should receive a notice or proxy card for all the Class A Common Shares you hold of record and a separate voting instruction form for the shares from the bank, broker or other nominee through which you own Class A Common Shares.

3. What different methods can I use to vote?

By Telephone or Internet. All shareholders of record can authorize a proxy to vote their shares by touchtone telephone by calling 1-800-690-6903, or through the internet at www.proxyvote.com, using the procedures and instructions described in your Notice Regarding the Availability of Proxy Materials or proxy card. Beneficial owners may authorize a proxy by telephone or internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or nominee will include the instructions with the proxy voting materials. To authorize a proxy by telephone or internet, you will need the 16 digit control number provided on your Notice Regarding the Availability of Proxy Materials, proxy card or voting instruction form. The telephone and internet proxy authorization procedures are designed to authenticate shareholder identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the internet must be received by 11:59 p.m., Eastern time, on March 10, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

By Written Proxy. All shareholders of record can also submit voting instructions by written proxy card. If you are a shareholder of record and receive a Notice Regarding the Availability of Proxy Materials, you may request a written proxy card by following the instructions included in the notice. If you are a

THE RMR GROUP INC.     2021 Proxy Statement    33

beneficial owner, you may request a written proxy card or a voting instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m., Eastern time, on March 10, 2021 or, if the meeting is postponed or adjourned to a later date, by 11:59 p.m., Eastern time, on the day immediately preceding the date of the reconvened meeting.

Electronically at our 2021 Annual Meeting.

  •
  All shareholders of record may vote electronically at the meeting, as described in the response to question 11. Even if you plan to attend our 2021 Annual Meeting, we recommend that you follow the voting directions described above, so that your vote will be counted if you later decide not to attend our 2021 Annual Meeting.

  •
  Beneficial owners may vote electronically at our 2021 Annual Meeting if they have a legal proxy, as described in the response to questions 11 and 12.

A shareholder may revoke a proxy at any time before it is voted at our 2021 Annual Meeting, subject to the proxy voting deadlines described above, by authorizing a proxy again on a later date by internet or by telephone, by signing and returning a later dated proxy card or by attending the meeting and voting in person or by sending an original written statement revoking the prior proxy to our Secretary at our principal executive office (or by hand delivery to the Secretary before the taking of the vote at our 2021 Annual Meeting).

Beneficial owners who wish to change their votes should contact the organization that holds their shares.

4. Who may vote at our 2021 Annual Meeting?

Holders of record of any class of our Common Shares as of the close of business on January 6, 2021, the record date, may vote at the meeting. Holders of any class of our Common Shares will vote as a single class on all matters at the meeting.

5. What if I authorize a proxy and do not specify how my shares are to be voted?

If you submit a signed proxy card or authorize a proxy by internet or telephone, but do not indicate how your Common Shares should be voted on one or more proposals, then the proxies will vote your shares as our Board recommends on those proposals. Other than the proposals listed on pages 10 and 29, we do not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, the proxies may vote your shares in accordance with their discretion.

6. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at our 2021 Annual Meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at our 2021 Annual Meeting constitutes a quorum.

Abstentions and broker non-votes (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owner or the persons entitled to vote and (ii) the broker does not have discretionary voting power on a particular matter), if any, are included in determining whether a quorum is present. Abstentions are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1 or Proposal 2. Broker non-votes are not votes cast and, therefore, will not be included in vote totals and will have no effect on the outcome of Proposal 1. There can be no broker non-votes on Proposal 2 as it is a matter on which, if you hold your shares in street name and do not provide voting instructions to the broker, bank or other nominee that holds your shares, the nominee has discretionary authority to vote on your behalf.

34    THE RMR GROUP INC.     2021 Proxy Statement

7. Can I access the proxy materials on the internet? How can I sign up for the electronic proxy delivery service?

The Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the internet through the conclusion of our 2021 Annual Meeting.

Instead of receiving future copies of our proxy materials by mail, shareholders of record and most beneficial owners may elect to receive these materials electronically. Opting to receive your future proxy materials electronically will reduce the environmental impact of our annual meeting, save us the cost of printing and mailing documents, and also will give you an electronic link to our proxy voting site. Your Notice Regarding the Availability of Proxy Materials instructs you as to how you may request electronic delivery of future proxy materials.

8. How are proxies solicited and what is the cost?

We bear all expenses incurred in connection with the solicitation of proxies. We will request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Class A Common Shares and to obtain their voting instructions. We will reimburse those firms for their expenses of forwarding proxy materials.

Proxies may also be solicited, without additional compensation, by our and our subsidiaries' directors, officers and employees, by mail, telephone or other electronic means or in person.

9. What is householding?

As permitted by the Exchange Act, we may deliver only one copy of the Notice Regarding the Availability of Proxy Materials, Notice of 2021 Annual Meeting, this Proxy Statement and the Annual Report to Shareholders residing at the same address, unless the shareholders have notified us of their desire to receive multiple copies of those documents. This practice is known as "householding."

We will deliver a separate copy of any of those documents to you if you write to us at Investor Relations, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call us at (617) 796-8230. If you want to receive separate copies of our notices regarding the availability of proxy materials, notices of annual meetings, proxy statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee, or you may contact us at the above address or telephone number.

2021 Annual Meeting Information

10. Why is our 2021 Annual Meeting being held virtually?

In light of the COVID-19 pandemic, we believe hosting our 2021 Annual Meeting virtually will help ensure the health and safety of our shareholders, Board and management. Shareholders attending our 2021 Annual Meeting virtually will be afforded the same rights and opportunities to participate as they would have had at an in-person meeting.

THE RMR GROUP INC.     2021 Proxy Statement    35

11. How do I attend our 2021 Annual Meeting?

Attendance at the meeting is limited to our Directors and officers, shareholders as of the record date (January 6, 2021) or their duly authorized representatives or proxies, and other persons permitted by the Chair of the meeting.

  •
  Record owners:  If you are a shareholder as of the record date who holds shares directly, you may participate in our 2021 Annual Meeting via Internet webcast by visiting the following website and following the registration and participation instructions contained therein: https://www.viewproxy.com/rmrgroup/2021/. Please have the control number located on your proxy card or voting information form available.

  •
  Beneficial owners:  If you are a shareholder as of the record date who holds shares indirectly through a brokerage firm, bank or other nominee, you must register in advance to attend our 2021 Annual Meeting. You will need to present evidence of your beneficial ownership of shares. For this purpose, a copy of a letter or account statement from the applicable brokerage firm, bank or other nominee confirming such ownership will be acceptable. If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you must also provide a legal proxy from your bank, broker or other nominee. You will not be able to vote your shares at our 2021 Annual Meeting without a legal proxy, as described in the response to question 12. Please follow the instructions from your bank, broker or nominee included with these proxy materials, or contact your bank, broker or nominee to request a legal proxy form.

    To register, you must submit proof of your beneficial ownership of shares and legal proxy, as applicable, along with your name and address, to virtualmeeting@viewproxy.com. Upon successful preregistration, you will receive a confirmation email from virtualmeetings@allianceadvisorsllc.com confirming registration and providing further instructions regarding attending our 2021 Annual Meeting. Beneficial owners should complete the registration process noted above at least three days in advance of our 2021 Annual Meeting to ensure that all documentation and verifications are in order.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8230.

12. How can I vote electronically at our 2021 Annual Meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at our 2021 Annual Meeting, you need to first obtain a valid legal proxy from your bank, broker or other nominee and then register in advance to attend our 2021 Annual Meeting. Please follow the procedures described in the response to questions 3 and 11.

You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 11. However, you will not be able to vote your shares at the meeting without a legal proxy. We encourage you to vote your shares in advance, even if you intend to attend the meeting.

Company Documents, Communications and Shareholder Proposals

36    THE RMR GROUP INC.     2021 Proxy Statement

13. How can I view or request copies of our SEC filings and other documents?

You can visit our website to view our Governance Guidelines, Board committee charters and the Code. To view these documents, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Corporate Governance." To view our SEC filings and Forms 3, 4 and 5 filed by our Directors and executive officers, go to www.rmrgroup.com, click on "Investors & Media" and then click on "Financial Information."

We will deliver free of charge, upon request, a copy of our Governance Guidelines, Board committee charters, Code or Annual Report to any shareholder requesting a copy. Requests should be directed to Investor Relations at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

14. How can I communicate with our Directors?

Any shareholder or other interested person who wants to communicate with our Directors, individually or as a group, should write to the party for whom the communication is intended, c/o Secretary, The RMR Group Inc., Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458 or email secretary@rmrgroup.com. The communication will then be delivered to the appropriate party or parties.

15. How do I submit a nomination or other proposal for action at our 2022 annual meeting of shareholders?

A proposal for action to be presented by any shareholder at our 2022 annual meeting of shareholders must be submitted as follows:

  •
  For a proposal to be eligible to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received at our principal executive office by September 16, 2021.

  •
  For a nomination or proposal to be timely for purposes of Rule 14a-4(c)(1) under the Exchange Act, the proposal must be received by us no later than November 30, 2021.

Proposals should be sent to our Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 8 of this Proxy Statement.

THE RMR GROUP INC.     2021 Proxy Statement    37

RELATED PERSON TRANSACTIONS

In this "Related Person Transactions" section, unless the context requires otherwise, references to "RMR Inc.", "we," "us" and "our" refer solely to The RMR Group Inc., a Maryland corporation, and not any of our subsidiaries. The description of agreements in this "Related Person Transactions" section do not purport to be complete and are subject to, and qualified in their entirety by, reference to the actual agreements, copies of certain of which are filed as exhibits to our Annual Report.

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we were, are or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time since October 1, 2019 was:

  •
  a Director, a nominee for Director or an executive officer of us;

  •
  known to us to be the beneficial owner of more than 5% of the outstanding Common Shares when a transaction in which such person had a direct or indirect material interest occurred or existed;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother in law, father in law, son in law, daughter in law, brother in law or sister in law of any of the persons referenced in the preceding two bullets, and any person (other than a tenant or employee) sharing the household of any of the persons referenced in the preceding two bullets; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have adopted written Governance Guidelines that contain guidelines for the consideration and approval of any related person transactions. Under these Governance Guidelines, neither we nor any of our subsidiaries may enter into a transaction in which any Director or executive officer, any member of the immediate family of any Director or executive officer or other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to our Board and our Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Directors, even if the disinterested Directors constitute less than a quorum. If there are no disinterested Directors, the transaction must be reviewed, authorized and approved or ratified by both (i) the affirmative vote of a majority of our Board and (ii) the affirmative vote of a majority of the Independent Directors (as such term is defined under Nasdaq rules). In determining whether to approve or ratify a transaction, our Board, or disinterested Directors or Independent Directors, as the case may be, also act in accordance with any applicable provisions of our Articles of Amendment and Restatement and Bylaws, consider all of the relevant facts and circumstances and approve only those transactions that they determine are fair and reasonable to us. All related person transactions described in Annex A to this Proxy Statement were reviewed and approved or ratified by a majority of the disinterested Directors or otherwise in accordance with our policies, as described above, and Maryland law. In the case of any transaction with us in which any other employee of us who is subject to the Code who has a direct or indirect material interest in the transaction, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of our Governance Guidelines and the Code are available on our website, www.rmrgroup.com.

Certain related person transactions are set forth in Annex A to this Proxy Statement.

38    THE RMR GROUP INC.     2021 Proxy Statement

OTHER INFORMATION

At this time, we know of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy card intend to vote the shares for which they have been appointed or authorized as proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark
Managing Director, Executive Vice President, General Counsel and Secretary

Newton, Massachusetts
January 14, 2021

THE RMR GROUP INC.     2021 Proxy Statement    39

ANNEX A—CERTAIN RELATED PERSON TRANSACTIONS

We conduct substantially all of our business through our majority owned subsidiary, RMR LLC. We have no employees, and the personnel and various services we require to operate our business are or will be provided to us by RMR LLC. We serve as the managing member of RMR LLC and, as of January 6, 2021, we owned 15,395,641 class A membership units ("Class A Units") of RMR LLC and 1,000,000 class B membership units of RMR LLC.

Adam D. Portnoy, one of our Managing Directors, is the sole trustee of our controlling shareholder, ABP Trust, and owns all of ABP Trust's voting securities and a majority of the economic interests of ABP Trust. As of January 6, 2021, Adam D. Portnoy beneficially owned, in aggregate, including through ABP Trust, (i) 157,502 Class A Common Shares, (ii) all the outstanding Class B-1 Common Shares, (iii) all the outstanding Class B-2 Common Shares, and (iv) 15,000,000 Class A Units of RMR LLC. Our Class B-1 Common Shares and Class B-2 Common Shares entitle holders to ten votes per share. As a result of their ownership of our Common Shares and units of RMR LLC, Adam D. Portnoy and ABP Trust, in effect, own in aggregate a combined direct and indirect 51.5% economic interest in RMR LLC and control 91.3% of the voting power of our outstanding Common Shares.

Adam D. Portnoy, Jennifer B. Clark and Matthew P. Jordan are our officers, officers of ABP Trust and officers and employees of RMR LLC; Jennifer F. (Francis) Mintzer, John G. Murray and Jonathan M. Pertchik are officers and employees of RMR LLC; and David M. Blackman is an employee of RMR LLC.

Through RMR LLC, we provide management services for four real estate investment trusts: Diversified Healthcare Trust (including its subsidiaries, "DHC"); Industrial Logistics Properties Trust (including its subsidiaries, "ILPT"); Office Properties Income Trust (including its subsidiaries, "OPI"); and Service Properties Trust (including its subsidiaries, "SVC," and together with DHC, ILPT and OPI, the "Managed Equity REITs").

Through our subsidiary Tremont Realty Advisors LLC ("Tremont Advisors"), we provide advisory services for two mortgage real estate investment trusts, RMR Mortgage Trust (including its subsidiaries, "RMRM") and Tremont Mortgage Trust (including its subsidiaries, "TRMT" and together with RMRM and the Managed Equity REITs, the "Managed REITs"), and, as of December 18, 2019, Centre Street Finance LLC, a private fund focused on originating and investing in mortgage loans ("Centre Street," and together with RMRM and TRMT, the "Tremont Advisory Clients"). Centre Street is a direct wholly-owned subsidiary of ABP Trust. Tremont Advisors is also TRMT's largest shareholder, owning 1,600,100 of TRMT's common shares, or approximately 19.3% of its outstanding common shares as of January 6, 2021. Our subsidiary RMR Advisors LLC, which previously provided advisory services for RMRM, was merged into Tremont Advisors on January 6, 2021. On April 16, 2020, shareholders of RMRM approved its conversion from a registered investment company to a commercial mortgage real estate investment trust and amended RMRM's fundamental investment policies and restrictions to permit RMRM to pursue its new business. On January 5, 2021, RMRM received an order from the SEC declaring that RMRM has ceased to be an investment company under the Investment Company Act of 1940 and subsequently terminated its investment advisory agreement with RMR Advisors LLC and entered into a new management agreement with Tremont Advisors.

Through RMR LLC, we provide management services for three real estate based operating companies: Five Star Senior Living Inc. (including its subsidiaries, "FVE"); Sonesta Holdco Corporation (including its subsidiaries, "Sonesta"); and TravelCenters of America Inc. (including its subsidiaries, "TA" and together with FVE and Sonesta, the "Managed Operators"). Through RMR LLC, we provide management services for ABP Trust and also provided managed services for certain related private companies, including RMR Office Property Fund LP, a private open end real estate fund (the "Open End Fund"), which was dissolved on July 28, 2020, and Affiliates Insurance Company, an Indiana Insurance Company ("AIC"), which was dissolved on February 13, 2020.

THE RMR GROUP INC.     2021 Proxy Statement    A-1

Adam D. Portnoy is also the chair of the board of trustees of each of the Managed Equity REITs, the chair of the board of directors of each of FVE and TA, a managing trustee or managing director of each of the Managed REITs, FVE and TA, a director of Sonesta (and its parent) and the controlling shareholder of Sonesta. Jennifer B. Clark is a managing trustee of DHC, a managing director of FVE and a director of Sonesta (and its parent), and until January 5, 2021, she served as a managing trustee of RMRM. Ms. Clark also serves as the secretary of all the publicly traded client companies to which we provide management services and Sonesta. Prior to its dissolution on February 13, 2020, Mr. Portnoy was a director of AIC and Ms. Clark was the president and chief executive officer of AIC. Many of the executive officers of the Managed Operators are officers or employees of RMR LLC. Some of our executive officers are also managing directors, managing trustees or executive officers of certain of the Managed REITs and the Managed Operators.

As of January 6, 2021, Adam D. Portnoy beneficially owned, in aggregate, 6.3% of FVE's outstanding common shares (including through ABP Trust), 1.1% of SVC's outstanding common shares, 1.2% of ILPT's outstanding common shares, 1.5% of OPI's outstanding common shares, 1.1% of DHC's outstanding common shares, 4.5% of TA's outstanding common shares (including through RMR LLC), 2.3% of RMRM's outstanding common shares, and 19.4% of TRMT's outstanding common shares (including through Tremont Advisors). Until its dissolution on February 13, 2020, ABP Trust owned 14.3% of AIC.

The Managed REITs all have no employees, and the Open End Fund and AIC had no employees. RMR LLC provides or arranges for all the personnel, overhead and services required for the operation of the Managed Equity REITs, and did the same for the Open End Fund and AIC until they dissolved, pursuant to management agreements with them. All the officers of the Managed Equity REITs are, and all of the officers of the Open End Fund were, officers or employees of RMR LLC. All the officers, overhead and required office space of RMRM and TRMT are provided or arranged by Tremont Advisors. All of RMRM's and TRMT's officers are officers or employees of Tremont Advisors or RMR LLC.

Several of our client companies have historical and ongoing material relationships with other of our client companies and several of the independent trustees and independent directors of our public client companies also serve as independent trustees or independent directors of other of our public client companies. For example, as of January 6, 2021, SVC owned 8.1% of the outstanding common shares of TA and 33.9% of the outstanding shares of Sonesta, and DHC owned 33.7% of the outstanding common stock of FVE. As of January 6, 2021, ILPT owned a 22% equity interest in a joint venture with two third-party partners; we manage this joint venture. Until AIC's dissolution on February 13, 2020, each of ABP Trust, the Managed Equity REITs, FVE and TA owned AIC in equal amounts. SVC is TA's principal landlord, and TA is SVC's largest tenant, operating travel center locations owned by SVC pursuant to long term leases, and Sonesta manages many of the hotels SVC owns and most of the hotels Sonesta operates are owned by SVC. FVE manages most of the senior living communities that DHC owns pursuant to long term agreements.

Related Person Transactions

  Management and Advisory Services

As a result of the relationships described in this "Related Person Transactions" section, the Managed REITs, the Managed Operators, the Open End Fund, AIC and ABP Trust may be considered to be related

A-2    THE RMR GROUP INC.     2021 Proxy Statement

persons of us. RMR LLC recognized revenues from these related parties for the fiscal year ended September 30, 2020 as set forth in the following table (dollars in thousands):

	For the Fiscal Year Ended September 30, 2020

Managed Equity REITs:
DHC	$175,082
ILPT	48,056
OPI	242,217
SVC	61,836

	527,191

Managed Operators:
FVE	9,084
Sonesta	1,738
TA	13,565

	24,387

Other:
ABP Trust	12,544
AIC	98
Open End Fund	18,988
RMRM	2,767
TRMT	2,546
Centre Street	119

	37,062

	$588,640	(1)

(1)
Includes reimbursable compensation and benefits (which include share awards by certain companies to our executive officers and other employees) totaling $57,256 and other client company reimbursable expenses totaling $360,572 for the fiscal year ended September 30, 2020.

  Our Management Agreements with the Managed Equity REITs

RMR LLC is party to a business management agreement and a property management agreement with each Managed Equity REIT. Each business management agreement requires RMR LLC to use its reasonable best efforts to present the Managed Equity REIT with a continuing and suitable real estate investment program consistent with the REIT's real estate investment policies and objectives. Each property management agreement requires RMR LLC to act as managing agent for each Managed Equity REIT's properties and devote such time, attention and effort as may be appropriate to operate and manage the Managed Equity REIT's properties in a diligent, orderly and efficient manner.

Business Management Agreement Fees. Each business management agreement between RMR LLC and a Managed Equity REIT provides for (i) an annual base management fee, payable monthly in arrears, and (ii) an annual incentive business management fee. The annual base management fee generally is calculated as the lesser of:

  •
  the sum of (a) 0.5% of the historical cost of transferred real estate assets, if any, as defined in the applicable business management agreement, plus (b) 0.7% of the average invested capital (exclusive of the transferred real estate assets), as defined in the applicable business management agreement, up to $250.0 million, plus (c) 0.5% of the average invested capital exceeding $250.0 million; and

  •
  the sum of (a) 0.7% of the average market capitalization, as defined in the applicable business management agreement, up to $250.0 million, plus (b) 0.5% of the average market capitalization exceeding $250.0 million.

THE RMR GROUP INC.     2021 Proxy Statement    A-3

The annual incentive business management fee payable by each Managed Equity REIT, if any, is calculated as follows:

  •
  The incentive business management fee is calculated as an amount equal to 12.0% of the product of (a) the equity market capitalization of the Managed Equity REIT, as defined in the applicable business management agreement, on the last trading day of the year immediately prior to the measurement period, and (b) the amount, expressed as a percentage, by which the Managed Equity REIT's total return per share realized by its common shareholders (i.e., share price appreciation plus dividends, or the "total return per share"), exceeds the total shareholder return of a specified REIT index (the "benchmark return per share") for the relevant measurement period, with each of (a) and (b) subject to adjustments for net common shares issued by the Managed Equity REIT during the measurement period.

  •
  The specified REIT index utilized to calculate the benchmark return per share for each of the Managed Equity REITs when calculating the incentive business management fees is as follows:

  ◦
  DHC: SNL U.S. REIT Healthcare Index

  ◦
  ILPT: SNL U.S. Industrial REIT Index

  ◦
  OPI: SNL U.S. Office REIT Index

  ◦
  SVC: SNL U.S. REIT Hotel Index

  •
  No incentive business management fee is payable by the Managed Equity REIT unless its total return per share during the measurement period is positive.

  •
  The measurement period for an annual incentive business management fee is defined as the three year period ending on December 31 of the year for which such fee is being calculated, except for ILPT, whose annual incentive business management fee is based on a shorter period from its initial public offering on January 12, 2018 through the applicable calendar year end.

  •
  If the Managed Equity REIT's total return per share exceeds 12% per year in the measurement period, the benchmark return per share is adjusted to be the lesser of the total shareholder return of the specified REIT index for such measurement period and 12% per year (the "adjusted benchmark return per share"). In instances where the adjusted benchmark return per share applies, the incentive fee will be reduced if the Managed Equity REIT's total return per share is between 200 basis points and 500 basis points below the specified REIT index by a low return factor, as defined in the applicable business management agreement, and there will be no incentive business management fee paid if, in these instances, the Managed Equity REIT's total return per share is more than 500 basis points below the specified REIT index.

  •
  The incentive management fee payable by the Managed Equity REIT is subject to a cap equal to the value of the number of its common shares which would, after issuance, represent (a) 1.5% of the number of its common shares outstanding on December 31 of the year for which such fee is being calculated multiplied by (b) the average closing price of its common shares during the 10 consecutive trading days having the highest average closing prices during the final 30 trading days of the relevant measurement period.

  •
  Incentive fees paid by the Managed Equity REIT for any measurement period may be subject to certain "clawback" if the financial statements of the Managed Equity REIT for that measurement period are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of the bad faith, fraud, willful misconduct or gross negligence of RMR LLC and the amount of the incentive fee paid by the Managed Equity REIT was greater than the amount it would have paid based on the restated financial statements.

If the business management agreement is terminated, the base business management fee and incentive business management fee due in respect of any partial period prior to the date of termination will be prorated as provided in the agreement.

Property Management Agreement Fees. No property management fees are payable by a Managed Equity REIT to RMR LLC for any hotels, senior living communities or travel centers which are leased to, or

A-4    THE RMR GROUP INC.     2021 Proxy Statement

managed by, a Managed Operator or another operating business such as a hotel management company or a senior living or healthcare services provider. For other properties, each property management agreement between RMR LLC and a Managed Equity REIT provides for (1) a management fee equal to 3.0% of the gross rents collected from tenants and (2) a construction supervision fee equal to 5.0% of the cost of any construction, renovation or repair activities at the Managed Equity REIT's properties, other than ordinary maintenance and repairs.

Expense Reimbursement. Under each business management agreement: the Managed Equity REIT pays or reimburses RMR LLC for all of the expenses relating to the Managed Equity REIT's activities, including the costs and expenses of investigating, acquiring, owning and disposing of its real estate (third party property diligence costs, appraisal, reporting, audit and legal fees), its costs of borrowing money, its costs of securities listing, transfer, registration and compliance with reporting requirements and its costs of third party professional services, including legal and accounting fees, and as otherwise agreed; and RMR LLC bears its general and administrative expenses relating to its performance of its obligations under the agreement, including expenses of its personnel, rent and other office expenses. Also, the allocable cost of internal audit services is reimbursed by each Managed Equity REIT to RMR LLC.

Also, under each property management agreement, the Managed Equity REIT pays certain allocable expenses of RMR LLC in the performance of its duties, including wages for onsite property management personnel and allocated costs of centralized property management services.

Term and Termination. The business and property management agreements with each Managed Equity REIT automatically extend on December 31st of each year and have terms thereafter that end on the 20th anniversary of the date of each extension. A Managed Equity REIT has the right to terminate its management agreements with RMR LLC: (1) at any time upon 60 days' written notice for convenience, (2) immediately upon written notice for cause, as defined in the agreements, (3) upon written notice given within 60 days after the end of an applicable calendar year for a performance reason, as defined in the agreements, and (4) by written notice during the 12 months following a manager change of control, as defined in the agreements. RMR LLC has the right to terminate the management agreements for good reason, as defined in the agreements.

If a Managed Equity REIT terminates a management agreement for convenience, or if RMR LLC terminates a management agreement with a Managed Equity REIT for good reason, the Managed Equity REIT is obligated to pay RMR LLC a termination fee equal to the sum of the present values of the monthly future fees, as defined in the agreement, payable for the remaining term of the agreement, assuming it had not been terminated. If a Managed Equity REIT terminates a management agreement for a performance reason, as defined in the agreement, the Managed Equity REIT is obligated to pay RMR LLC the termination fee calculated as described above, but assuming a remaining term of ten years.

The management agreements provide for certain adjustments to the termination fees if a Managed Equity REIT merges with another REIT to which RMR LLC is providing management services or if the Managed Equity REIT spins off a subsidiary to which it contributed properties and to which RMR LLC is providing management services, both at the time of the spin off and on the date of the expiration or termination of either of the management agreements.

A Managed Equity REIT is not required to pay any termination fee if it terminates its business or property management agreements for cause, or as a result of a manager change of control, in each case as defined in such agreements.

Other Provisions. Under both the business and property management agreements, each Managed Equity REIT has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision of services was in bad faith or fraudulent, constituted willful misconduct or was grossly negligent. In addition, each management agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, will be subject to mandatory arbitration in accordance with procedures provided in the agreement.

THE RMR GROUP INC.     2021 Proxy Statement    A-5

  Our Management Agreements with the Managed Operators

Fees. RMR LLC provides services and earns fees pursuant to a business management agreement with each of the Managed Operators. Under these agreements, RMR LLC provides services to the Managed Operators relating to, or assists them with, among other things, their compliance with various laws and rules applicable to them, capital markets and financing activities, maintenance of their properties, selection of new business sites and evaluation of other business opportunities, accounting and financial reporting, internal audit, investor relations and general oversight of the Managed Operator's daily business activities, including legal and tax matters, human resources, insurance programs and management information systems.

Each Managed Operator pays RMR LLC a fee under its business management agreement in an amount equal to 0.6% of: (i) for FVE, FVE's revenues from all sources reportable under U.S. Generally Accepted Accounting Principles ("GAAP"), other than revenues reportable by FVE with respect to properties for which FVE provides management services, plus the gross revenues of properties managed by FVE determined in accordance with GAAP; (ii) for Sonesta, Sonesta's revenues from all sources reportable under GAAP, other than any revenues reportable by Sonesta with respect to hotels for which Sonesta provides management services, plus the revenues of hotels managed by Sonesta (except to the extent such managed hotel revenues are included in Sonesta's gross revenues under GAAP); and (iii) for TA, the sum of TA's gross fuel margin, determined as TA's fuel sales revenues less its cost of fuel sales, plus TA's total nonfuel revenues. In addition, the business management agreement with each Managed Operator provides that the compensation of senior executives of the Managed Operator, who are also employees or officers of RMR LLC, is the responsibility of the party to or on behalf of which the individual renders services. In the past, because at least 80.0% of each of these executives' business time was devoted to services to the Managed Operator, 80.0% of these executives' total cash compensation was paid by the Managed Operator and the remainder was paid by RMR LLC. Each Managed Operator reimburses RMR LLC for certain expenses as provided under its business management agreement.

Term and Termination. The terms of the business management agreements with each Managed Operator end on December 31st of each year, and automatically extend for successive one year terms, unless RMR LLC or the applicable Managed Operator gives notice of non-renewal before the expiration of the applicable term. Also, a Managed Operator may terminate its business management agreement at any time (i) for FVE and TA, on 60 days' notice and RMR LLC may terminate such agreements at any time on 120 days' notice, and (ii) for Sonesta, on 30 days' notice and RMR LLC may terminate its agreement with Sonesta on 30 days' notice. If FVE or TA terminates or elects not to renew its agreement, other than for cause as defined in each agreement, the Managed Operator is obligated to pay RMR LLC a termination fee equal to 2.875 times the sum of the annual base management fee and the annual internal audit services expense, which amounts are based on averages during the 24 consecutive calendar months prior to the date of notice of nonrenewal or termination.

Other Provisions. Each Managed Operator has agreed to indemnify RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of RMR LLC with respect to the provision of services by RMR LLC, except to the extent such provision of services was in bad faith or was grossly negligent. In addition, each agreement provides that any disputes, as defined in those agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Our Management Agreements with ABP Trust, AIC and the Open End Fund

RMR LLC provides business and property management services to our controlling shareholder, ABP Trust, for which it receives, depending upon the services provided, a business management fee in an annual amount equal to 0.5% of ABP Trust's average invested capital (effective January 1, 2020) and 0.6% of ABP Trust's revenues from all sources reportable under GAAP (prior to January 1, 2020), a property management fee in an amount equal to 3.0% of rents collected from managed properties and a construction supervision fee in an amount equal to 5.0% of the cost of any construction, renovation or repair activities at the managed properties, other than ordinary maintenance and repairs.

A-6    THE RMR GROUP INC.     2021 Proxy Statement

Until its dissolution on February 13, 2020, RMR LLC provided business management services to AIC for a fee calculated as 3.0% of the total premiums paid for insurance arranged by AIC. AIC's property insurance program expired on June 30, 2019 and was not continued. As a result, AIC has not incurred any management fees payable to RMR LLC since that date.

Until its dissolution on July 28, 2020, RMR LLC managed the Open End Fund and received annual fund administration fees equal to 1.0% of the Open End Fund's net asset value, property management fees equal to 3.0% of all rents collected from commercial real estate investments, and 5.0% of costs of construction or any improvement at commercial real estate investments held by the Open End Fund. In connection with the dissolution of the Open End Fund, the Transaction Agreement, dated as of July 31, 2018, between ABP Trust and RMR LLC was terminated and all of the properties that ABP Trust initially contributed to the Open End Fund were transferred back to ABP Trust.

  Our Management Agreements with the Tremont Advisory Clients

Tremont Advisors is party to a management agreement with each of the Tremont Advisory Clients. Under each management agreement, Tremont Advisors will implement the business strategies of each Tremont Advisory Client subject to the oversight of the respective Tremont Advisory Client's board of trustees or board of directors, as applicable. Tremont Advisors is also responsible for each Tremont Advisory Client's day to day operations and to perform (or cause to be performed) corporate office functions for the Tremont Advisory Client. Tremont Advisors agreed to waive any business management fees otherwise due and payable by TRMT pursuant to the management agreement for the period beginning July 1, 2018 until December 31, 2020. In addition, no incentive fee was or will be paid or payable by TRMT to Tremont Advisors for the 2018, 2019 or 2020 calendar years.

Fees and Expense Reimbursements. Under the management agreements, each Tremont Advisory Client is responsible to pay Tremont Advisors the following:

  •
  Base Management Fee:

  ◦
  RMRM is required to pay Tremont Advisors an annual base management fee equal to 1.5% of RMRM's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (a) the sum of (i) RMRM's net asset value as of January 5, 2021, plus (ii) the net proceeds received by RMRM from any future sale or issuance of shares of beneficial interest of RMRM, plus (iii) RMRM's cumulative core earnings (as defined in the management agreement) for the period commencing on January 5, 2021 to the end of the most recent applicable calendar quarter, less (b) (i) any distributions previously paid to holders of its common shares, (ii) any incentive fee previously paid to Tremont Advisors and (iii) any amount that RMRM may have paid to repurchase its common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

  ◦
  TRMT is required to pay Tremont Advisors an annual base management fee equal to 1.5% of TRMT's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (a) the sum of (i) the proceeds received by TRMT from its initial public offering (the "TRMT IPO") and the concurrent private placement of its common shares to Tremont Advisors, plus (ii) the net proceeds received by TRMT from any future sale or issuance of shares of beneficial interest of TRMT, plus (iii) TRMT's cumulative core earnings (as defined in the management agreement) for the period commencing on the completion of the TRMT IPO on September 18, 2017 to the end of the most recent applicable calendar quarter, less (b) (i) any distributions previously paid to holders of its common shares, (ii) any incentive fee previously paid to Tremont Advisors and (iii) any amount that TRMT may have paid to repurchase its common shares. All items in the foregoing sentence (other than clause (a)(iii)) are calculated on a daily weighted average basis.

  ◦
  Centre Street is required to pay Tremont Advisors an annual base management fee equal to 1.5% of Centre Street's equity, payable in cash quarterly (0.375% per quarter) in arrears. Under the management agreement, "equity" means (i) the sum of (A) the capital contributed from time to time to Centre Street by its sole member, plus (B) Centre Street's cumulative

THE RMR GROUP INC.     2021 Proxy Statement    A-7

      core earnings (as defined in the management agreement) for the period commencing on December 18, 2019 to the end of the most recent calendar quarter, less (ii) (A) any distributions previously paid to Centre Street's sole member, and (B) any incentive fee previously paid by Centre Street to Tremont Advisors. All items in the foregoing sentence shall be calculated on a daily weighted average basis.

  •
  Incentive Fee. Starting in the first full calendar quarter of 2021 for RMRM, the calendar quarter ending December 31, 2018 for TRMT and the first full calendar quarter of 2021 for Centre Street, each Tremont Advisory Client is required to pay Tremont Advisors quarterly an incentive fee in arrears in cash equal to the difference between: (a) the product of (i) 20% and (ii) the difference between (A) the Tremont Advisory Client's core earnings for the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (B) the product of (1) the Tremont Advisory Client's equity in the most recent 12 month period (or such lesser number of completed calendar quarters, if applicable), including the calendar quarter (or part thereof) for which the calculation of the incentive fee is being made, and (2) 7% per year and (b) the sum of any incentive fees paid to Tremont Advisors with respect to the first three calendar quarters of the most recent 12 month period (or such lesser number of completed calendar quarters preceding the applicable period, if applicable). No incentive fee shall be payable with respect to any calendar quarter unless the Tremont Advisory Client's core earnings for the 12 most recently completed calendar quarters (or such lesser number of completed calendar quarters from January 5, 2021 for RMRM, September 18, 2017 for TRMT or December 18, 2019 for Centre Street, as applicable) in the aggregate is greater than zero. The incentive fee may not be less than zero.

  For purposes of the calculation of base management fees and incentive fees payable to Tremont Advisors by each of RMRM, TRMT and Centre Street, "core earnings" is defined as net income (or loss) (for RMRM and TRMT, net income (or loss) attributable to common shareholders) computed in accordance with GAAP, including realized losses not otherwise included in GAAP net income (loss), and excluding: (a) the incentive fees earned by Tremont Advisors; (b) depreciation and amortization (if any); (c) non cash equity compensation expense (if any); (d) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income or loss under GAAP); and (e) one-time events pursuant to changes in GAAP and certain material non cash income or expense items (for RMRM and TRMT, in each case after discussions between Tremont Advisors and the independent trustees of such Tremont Advisory Client and approved by a majority of such independent trustees). Pursuant to the terms of each management agreement, the exclusion of depreciation and amortization from the calculation of core earnings shall only apply to owned real estate. Shares of beneficial interest of each Tremont Advisory Client that are entitled to a specific periodic distribution or have other debt characteristics will not be included in equity for the purpose of calculating incentive fees payable to Tremont Advisors. Instead, the aggregate distribution amount that accrues to such shares during the calendar quarter of such calculation will be subtracted from core earnings for purposes of calculating incentive fees, unless such distribution is otherwise already excluded from core earnings. Equity and core earnings as defined in each management agreement are non-GAAP financial measures and may be different than shareholders' equity and net income of each Tremont Advisory Client calculated according to GAAP.

  •
  Termination Fee.

  ◦
  With respect to each of RMRM and TRMT, in the event the management agreement is terminated by the Tremont Advisory Client without a cause event or by Tremont Advisors for a material breach, the Tremont Advisory Client will be required to pay Tremont Advisors a termination fee equal to (a) three times the sum of (i) the average annual base management fee and (ii) the average annual incentive fee, in each case paid or payable to Tremont Advisors during the 24 month period immediately preceding the most recently completed calendar quarter prior to the date of termination or, with respect to RMRM, if such termination

A-8    THE RMR GROUP INC.     2021 Proxy Statement

      occurs within 24 months of its initial commencement, the base management fee and the incentive fee will be annualized for such two year period based on such fees earned by Tremont Advisors during such period, plus $1.6 million. No termination fee will be payable if the management agreement is terminated by the applicable Tremont Advisory Client for a cause event or by Tremont Advisors without such Tremont Advisory Client's material breach.

    ◦
    The management agreement between Centre Street and Tremont Advisors does not provide for a termination fee.

  •
  Expense Reimbursement. For each Tremont Advisory Client, Tremont Advisors, and not the Tremont Advisory Client, will be responsible for the costs of Tremont Advisors' employees who provide services to the Tremont Advisory Client, including the cost of Tremont Advisors' personnel who originate the Tremont Advisory Client's loans, unless any such payment or reimbursement is specifically approved by a majority of the independent trustees of RMRM, a majority of the independent trustees of TRMT or the board of directors of Centre Street, as applicable, is a shared services cost or, for TRMT, relates to awards made under any equity compensation plan adopted by TRMT from time to time. Each Tremont Advisory Client is required to pay or to reimburse Tremont Advisors and its affiliates for all other costs and expenses of the Tremont Advisory Client's operations, including but not limited to, the costs of rent, utilities, office furniture, equipment, machinery and other overhead type expenses, the costs of legal, accounting, auditing, tax planning and tax return preparation, consulting services, diligence costs related to the Tremont Advisory Client's investments, investor relations expenses and other professional services, and other costs and expenses not specifically required under the management agreement to be borne by Tremont Advisors. Some of these overhead, professional and other services will be provided by RMR LLC pursuant to a shared services agreement between Tremont Advisors and RMR LLC. In addition, each of RMRM and TRMT will also pay its pro rata portion of internal audit costs incurred by RMR LLC on behalf of such Tremont Advisory Client and other public companies to which RMR LLC or its affiliates provides management services.

Term and Termination. The initial term of the management agreement with RMRM ends on December 31, 2023, and the agreement will automatically renew for successive one year terms beginning January 1, 2024 and each January 1 thereafter, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two thirds (2/3) of the independent trustees of RMRM based upon a determination that (a) Tremont Advisors' performance is unsatisfactory and materially detrimental to RMRM or (b) the base management fee and incentive fee, taken as a whole, payable to Tremont Advisors under the management agreement are not fair to RMRM (provided that in the instance of (b), Tremont Advisors will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by Tremont Advisors before each annual renewal upon written notice delivered to the board of trustees of RMRM no later than 180 days prior to an annual renewal date.

The term of the management agreement with TRMT automatically renews for successive one year terms each January 1, unless it is sooner terminated upon written notice delivered no later than 180 days prior to a renewal date by the affirmative vote of at least two thirds (2/3) of the independent trustees of TRMT based upon a determination that (a) Tremont Advisors' performance is unsatisfactory and materially detrimental to TRMT or (b) the base management fee and incentive fee, taken as a whole, payable to Tremont Advisors under the management agreement are not fair to TRMT (provided that in the instance of (b), Tremont Advisors will be afforded the opportunity to renegotiate the base management fee and incentive fee prior to termination). The management agreement may be terminated by Tremont Advisors before each annual renewal upon written notice delivered to the board of trustees of TRMT no later than 180 days prior to an annual renewal date.

For each of RMRM and TRMT, Tremont Advisors may terminate the management agreement if the Tremont Advisory Client becomes required to register as an investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), with such termination deemed to occur immediately before such event. In addition, Tremont Advisors may terminate the management agreement upon 60 days' written notice for a material breach by the Tremont Advisory Client, as defined in each respective management agreement, which includes if the Tremont Advisory Client defaults in the

THE RMR GROUP INC.     2021 Proxy Statement    A-9

performance or observance of any material term, condition or covenant contained in the management agreement, the consequence of which was materially adverse to Tremont Advisors and which did not result from and was not attributable to any action, or failure to act, of Tremont Advisors and the default continues for a period of 30 days after written notice to the Tremont Advisory Client requesting that the default be remedied within that period, the Tremont Advisory Client materially reduces Tremont Advisors' duties and responsibilities or scope of its authority under the management agreement or the Tremont Advisory Client ceases or take steps to cease to conduct the business of originating or investing in commercial real estate loans.

The initial term of the management agreement with Centre Street ends on December 31, 2022, and the agreement will automatically renew for successive one year terms beginning January 1, 2023 and each January 1 thereafter. Centre Street and Tremont Advisors each have the right, upon 60 days' prior written notice to the other party, to terminate the management agreement in its entirety.

Other Provisions. Each of RMRM and TRMT has agreed to indemnify Tremont Advisors and its affiliates, including RMR LLC, its members, officers, employees and affiliates against liabilities relating to acts or omissions of such party with respect to the provision of services to the applicable Tremont Advisory Client, except to the extent such provision of services was in bad faith or was grossly negligent. In addition, the management agreement provides that any disputes, as defined in the agreements, arising out of or relating to the agreement or the provision of services pursuant thereto, upon the demand of a party to the dispute, shall be subject to mandatory arbitration in accordance with procedures provided in the agreement.

  Reimbursable Compensation and Benefits

Reimbursable compensation and benefits include reimbursements, at cost, that arise primarily from services RMR LLC provides pursuant to its property management agreements, a significant portion of which are charged or passed through to and were paid by tenants of our client companies. RMR LLC realized reimbursable compensation and benefits for the fiscal year ended September 30, 2020 of approximately $57.3 million. Reimbursable compensation and benefits also include grants of common shares from the client companies directly to certain of RMR LLC's officers and employees in connection with the provision of management services to those companies. For the fiscal year ended September 30, 2020, we recognized approximately $4.9 million for these equity based compensation expenses and related reimbursements.

  Other Client Company Reimbursable Expenses

Other client company reimbursable expenses include other reimbursements, at cost, that arise from services RMR LLC provides pursuant to its property management agreements, a significant portion of which are charged or passed through to and were paid by tenants of our client companies. RMR LLC recognized other client company reimbursable expenses for the fiscal year ended September 30, 2020 of approximately $360.6 million.

  Share Awards by Our Public Client Companies

Our public client companies annually award equity grants to certain of our Directors, officers and employees. During the fiscal year ended September 30, 2020, the compensation committees of the Managed REITs (which at such time did not include RMRM) and the public Managed Operators awarded common shares directly to such persons in connection with their service as officers of, or the provision of services to, those companies. Based on their grant date values, the aggregate value of such awards was as follows: $1.4 million from DHC; $2.5 million from ILPT; $2.5 million from OPI; $2.2 million from SVC; $0.2 million from FVE; $1.4 million from TA; and $0.2 million from TRMT. On occasion, our public client companies have entered into arrangements with former employees of RMR LLC in connection with the termination of their employment with RMR LLC, providing for the acceleration of vesting of common shares previously awarded to them under the respective companies' equity compensation plan.

A-10    THE RMR GROUP INC.     2021 Proxy Statement

  Purchase of TA Shares

On July 6, 2020, RMR LLC purchased 218,577 shares of TA common stock in an underwritten public equity offering. RMR LLC paid an aggregate purchase price of approximately $3.1 million for these shares. On September 30, 2020, RMR LLC purchased 104,738 shares of TA common stock from Andrew J. Rebholz, TA's former managing director and chief executive officer, and RMR LLC's former executive officer, pursuant to a right of first refusal. RMR LLC paid an aggregate purchase price of approximately $2.3 million for these shares. As of September 30, 2020, RMR LLC owned 621,853 shares of TA common stock, or approximately 4.3% of TA's then outstanding shares of common stock.

  The Up-C Transaction

The transaction by which, among other things, DHC, OPI, Select Income REIT (now part of OPI) and SVC, the four then existing Managed Equity REITs, acquired 15,000,000 Class A Common Shares (the "Up-C Transaction") from us, was completed on June 5, 2015 pursuant to transaction agreements, we, RMR LLC and ABP Trust entered with each of such Managed Equity REIT. On July 1, 2019, DHC, OPI (including the shares Select Income REIT had acquired) and SVC sold all their Class A Common Shares in an underwritten public offering at a price to the public of $40.00 per share pursuant to an underwriting agreement among us, those Managed Equity REITs and the underwriters named therein. In addition to the amended and restated business management agreement and amended and restated property management agreement RMR LLC entered with each such Managed Equity REIT, we are party to the agreements described below which were entered into on June 5, 2015 in connection with the Up-C Transaction:

  •
  ABP Trust Registration Rights Agreement. We are party to a registration rights agreement with ABP Trust pursuant to which ABP Trust has demand and "piggyback" registration rights, subject to certain limitations, covering the Class A Common Shares held by it, including Class A Common Shares it receives upon exchange of class A membership units of RMR LLC or conversion of Class B-1 Common Shares.

  •
  Tax Receivable Agreement. We are party to a tax receivable agreement with ABP Trust that provides for the payment by RMR Inc. to ABP Trust of 85.0% of the amount of cash savings, if any, in U.S. federal, state and local income or franchise tax that we realize as a result of (a) the increases in tax basis attributable to our dealings with ABP Trust and (b) tax benefits related to imputed interest deemed to be paid by us as a result of the tax receivable agreement. Payments made under the tax receivable agreement are required to be made within 80 days of the filing of our tax returns. The term of the tax receivable agreement commenced on June 5, 2015 and will continue until all such tax benefits have been utilized or expired, unless the tax receivable agreement is terminated upon a change of control or upon certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement. The tax receivable agreement provides that, upon certain changes of control and certain breaches of the agreement that we fail to cure in accordance with the terms of the agreement, our obligations with respect to redeemable class A membership units of RMR LLC will be accelerated. In those circumstances, our obligations under the tax receivable agreement would be based on certain assumptions, including that we would have sufficient taxable income to fully utilize the deductions arising from the increased tax deductions and tax basis and other benefits described in the tax receivable agreement, and that any class A membership units of RMR LLC that have not been redeemed will be deemed redeemed for the market value of our Class A Common Shares at the time of the change of control or breach, as applicable. It is possible, in these circumstances, that the cash tax savings realized by us may be significantly less than the corresponding tax receivable agreement payments.

  As of September 30, 2020, we had recorded a liability of approximately $30.0 million payable to ABP Trust under the tax receivable agreement, which relates to our purchase of 15,000,000 class A membership units of RMR LLC in the Up-C Transaction. During the fiscal year ended September 30, 2020, we paid approximately $2.1 million to ABP Trust pursuant to the tax receivable agreement. Future redemptions of ABP Trust's class A membership units of RMR LLC, if and when they occur, are expected to give rise to increases in the tax basis of the

THE RMR GROUP INC.     2021 Proxy Statement    A-11

    assets of RMR LLC attributable to our interests in RMR LLC. Such increases in tax basis are likely to increase (for tax purposes) amortization deductions and therefore reduce the amount of income tax we would otherwise be required to pay in the future. These increases in tax basis may also decrease gain (or increase loss) on future dispositions of certain assets to the extent the increased tax basis is allocated to those assets. As a result, any such future redemptions are expected to increase the amounts payable to ABP Trust under the tax receivable agreement.

  •
  The RMR LLC Operating Agreement. RMR LLC is party to the LLC operating agreement with us and ABP Trust, which agreement governs the operations of RMR LLC and the rights and obligations of its members. Through our status as the managing member of RMR LLC, we exercise control over RMR LLC and are responsible for all operational and administrative decisions of RMR LLC and the day to day management of RMR LLC's business.

  ◦
  Distributions by RMR LLC to its Members. We determine when distributions will be made to the members of RMR LLC and the amount of any such distributions, except that RMR LLC is required by the LLC operating agreement to make certain distributions to the members of RMR LLC quarterly on the basis of the assumed tax liabilities of the members and in connection with a dissolution of RMR LLC. Under the LLC operating agreement, all distributions from RMR LLC are to be made to the members of RMR LLC pro rata in accordance with the percentage interest of the membership units they hold and net profits and net losses of RMR LLC generally are to be allocated to its members pro rata in accordance with the percentage interest of the membership units they hold. For the fiscal year ended September 30, 2020, pursuant to the LLC operating agreement, RMR LLC made required quarterly tax distributions to holders of its membership units totaling $31.5 million. ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received $14.9 million of these distributions by RMR LLC, and we received the balance. To fund our payment of dividends of $0.38 per Class A Common Share and per Class B-1 Common Share on each of November 14, 2019, February 20, 2020, May 21, 2020 and August 20, 2020, respectively, RMR LLC paid distributions to holders of its class A membership units and class B membership units. For the fiscal year ended September 30, 2020, ABP Trust or its subsidiary, as the holder of 15,000,000 class A membership units of RMR LLC, received an aggregate of $18.0 million of these distributions by RMR LLC.

  ◦
  Coordination of RMR Inc. and RMR LLC. RMR LLC is permitted to issue additional RMR LLC membership units from time to time provided that they are substantially equivalent to additional equity securities issued from time to time by us. At any time we issue any equity securities, we have agreed to contribute to RMR LLC the net proceeds, if any, we received in connection with the issuance. In exchange for the contribution, RMR LLC has agreed to issue to us an equivalent number of units of RMR LLC with substantially the same rights and restrictions. Conversely, if we redeem or repurchase any of our equity securities, RMR LLC will, immediately prior to our redemption or repurchase, redeem or repurchase, upon the same terms and for the same price, an equal number of equity securities of RMR LLC held by us with substantially the same rights and restrictions as the equity securities being redeemed or repurchased. The class A membership units of RMR LLC not held by us and our Class B-2 Common Shares constitute "paired interests." If RMR LLC issues additional class A membership units to someone other than us, we have agreed to issue to that member an equivalent number of our Class B-2 Common Shares.

  ◦
  Redemption Rights of Holders of Class A Membership Units. Holders of class A membership units, other than us, may cause RMR LLC to redeem their class A membership units for Class A Common Shares on a 1:1 basis, or we may elect to pay cash on such redemption. For each class A membership unit redeemed, we will automatically redeem the corresponding Class B-2 Common Share comprising the "paired interest" for no additional consideration.

  ◦
  Transfers of Membership Units of RMR LLC. Membership units of RMR LLC are subject to certain specified restrictions on transfer.

A-12    THE RMR GROUP INC.     2021 Proxy Statement

    ◦
    Indemnification and Exculpation. RMR LLC has agreed to indemnify the current and former members of RMR LLC, executive officers and directors of us or RMR LLC, and current and former executive officers and directors of us or RMR LLC serving at our request or the request of RMR LLC as an executive officer or director of another entity, except in certain matters in which it is established that the individual in question received an improper benefit or undertook active and deliberate dishonesty. We, our affiliates and executive officers, the tax matters partner of RMR LLC and the executive officers of RMR LLC will not be liable to RMR LLC or to any non-managing member of RMR LLC for any act or omission performed or omitted by or on behalf of the individual or entity in question in such capacity, with an exception for certain matters for which it is established that the person received an improper benefit or undertook active and deliberate dishonesty.

  Leases

As of September 30, 2020, RMR LLC leased office space for use as its headquarters and other offices under various lease agreements with ABP Trust and certain Managed Equity REITs. For the fiscal year ended September 30, 2020, RMR LLC incurred rental expense under these leases aggregating $5.6 million. Generally, the rents RMR LLC pays the Managed Equity REITs were set at the average building rent for third party tenants in the same buildings at the time the leases were entered and the leases were approved by the independent trustees of the applicable Managed Equity REIT. The rents RMR LLC pays to ABP Trust were set based upon a survey of comparable market rents at the time the leases were entered. These leases have various termination dates and several have renewal options. Also, some of these leases allow RMR LLC to terminate such lease early if RMR LLC's management agreements applicable to the buildings in which RMR LLC leases space are terminated.

  Other

In October 2020, we entered into a retirement agreement with David M. Blackman, a former Executive Vice President of RMR LLC. Pursuant to his retirement agreement, Mr. Blackman continued to serve as president, chief executive officer and a director of Tremont Advisors, president, chief executive officer and managing trustee of TRMT, president, chief executive officer and managing trustee of OPI, and executive vice president of RMR Advisors LLC through December 31, 2020 and will continue to serve as a managing trustee of OPI until June 30, 2021 or such earlier time as his successor managing trustee is elected to OPI's board of trustees. In addition, Mr. Blackman will continue to serve as an employee of RMR LLC through June 30, 2021. Under Mr. Blackman's retirement agreement, RMR LLC agreed to pay Mr. Blackman combined cash payments in the amount of $2.85 million, with half of that amount expected to be paid on or about January 31, 2021 and the other half expected to be paid on or about July 31, 2021. In addition, in October 2020, our Compensation Committee approved the acceleration of all 9,400 unvested shares owned by Mr. Blackman of us as of his retirement date, June 30, 2021, subject to conditions set forth in his retirement agreement. Mr. Blackman's retirement agreement contains other terms and conditions, including cooperation, confidentiality, non-solicitation, non-competition and other covenants, and a waiver and release.

Effective December 15, 2019, Andrew J. Rebholz, a former Executive Vice President of RMR LLC, resigned from his RMR LLC officer position. In connection with his planned retirement, we entered into a retirement agreement with Mr. Rebholz. Pursuant to this agreement, we made various cash payments and accelerated the vesting of unvested shares RMR Inc. previously awarded to Mr. Rebholz. We also enter into separation arrangements from time to time with other nonexecutive officers and employees of ours. For the fiscal year ended September 30, 2020, we recognized separation costs of $0.5 million in connection with Mr. Rebholz's retirement.

We, DHC, ILPT, OPI, SVC, FVE, TA, RMRM and TRMT participate in a combined directors' and officers' liability insurance policy for primary coverage, including errors and omissions coverage for RMR LLC. We paid a premium of $0.1 million for this coverage for each of the policy years ending September 30, 2020 and 2021. The premiums for the combined policy were allocated among the insured companies after consultation with our insurance broker.

THE RMR GROUP INC.     2021 Proxy Statement    A-13

Pursuant to RMR LLC's management agreements with our client companies, RMR LLC may from time to time negotiate on behalf of such entities with certain third party vendors and suppliers for the procurement of services to them. As part of this arrangement, these entities may enter agreements with RMR LLC and other companies to which RMR LLC provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

We conduct a Leadership Development Program for which certain of our employees take part in a two year rotational program, working at each of RMR LLC, FVE, TA and Sonesta. The employee remains on our payroll during this rotational program and the Managed Operators reimburse us for the applicable employee costs for the period of time that the employee works for it.

We and our public client companies have in the past held, and likely will in the future hold, business meetings at Sonesta operated hotels from time to time, and the directors, trustees, officers and employees of us and our public client companies have in the past stayed, and are likely in the future to stay, overnight at Sonesta operated hotels when traveling for business. The applicable company pays Sonesta for the use of meeting space and related services and pays Sonesta or reimburses its directors, trustees, officers or employees for the costs of these hotel stays.

For more information about related person transactions, please see the proxy statements and periodic reports filed with the SEC by our public client companies, i.e., DHC, ILPT, OPI, SVC, FVE, TA, RMRM and TRMT. These SEC filed proxy statements and periodic reports are available at www.sec.gov. Those documents are not incorporated by reference into this Proxy Statement. Also, please see Note 6, Related Person Transactions, included in the audited consolidated financial statements included in our Annual Report for additional information regarding related party transactions for the fiscal year ended September 30, 2020.

A-14    THE RMR GROUP INC.     2021 Proxy Statement

THANK YOU

Thank you for being a shareholder of The RMR Group Inc.

AUTHORIZE YOUR PROXY BY INTERNET - www.proxyvote.com Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, on March 10, 2021. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to submit your voting instructions. AUTHORIZE YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, on March 10, 2021. Have your proxy card in hand when you call and then follow the instructions. If the meeting is postponed or adjourned, the above times will be extended to 11:59 p.m., Eastern Time, on the day before the reconvened meeting. AUTHORIZE YOUR PROXY BY MAIL Mark, sign and date your pr oxy car d and r etur n it in the postage-paid envelope we have provided or return it to The RMR Group Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE BY VIRTUALLY ATTENDING THE MEETING During the Meeting - Go to https://www.viewproxy.com/rmrgroup/2021/ You may attend the meeting via the Internet and vote during the meeting. Have your proxy card in hand when you access the website and follow the instructions provided on the website. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by The RMR Group Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by email or over the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. THE RMR GROUP INC. C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D28943-P48205 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THE RMR GROUP INC. 1. Election of Directors. For Withhold ! ! ! ! ! ! ! ! ! ! ! ! Jennifer B. Clark For Against Abstain ! ! ! 2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year. Ann Logan Rosen Plevneliev Adam D. Portnoy Jonathan Veitch Walter C. Watkins, Jr. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE PROXIES, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date The Board of Directors Recommends a Vote FOR all Nominees for Director in Proposal 1 and FOR Proposal 2.

THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 11, 2021, 9:30 a.m., Eastern Time Virtually via the Internet at https://www.viewproxy.com/rmrgroup/2021/ Please see the Proxy Statement for attendance instructions. The 2021 Annual Meeting of Shareholders of The RMR Group Inc. will address the following items of business: 1. Election of the Directors named in the Proxy Statement to the Company's Board of Directors; 2. Ratification of the appointment of Deloitte & Touche LLP as independent auditors to serve for the 2021 fiscal year; and 3. Transaction of such other business as may properly come before the meeting and at any postponements or adjournments of the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. D28944-P48205 THE RMR GROUP INC. ANNUAL MEETING OF SHAREHOLDERS March 11, 2021, 9:30 a.m., Eastern Time Proxy Important Notice Regarding Internet Availability of Proxy Materials: The proxy materials for the 2021 Annual Meeting of Shareholders of The RMR Group Inc. (the "Company"), including the Company’s annual report and proxy statement, are available on the internet. To view the proxy materials or vote online or by telephone, please follow the instructions on the reverse side hereof. This proxy is solicited on behalf of the Board of Directors of The RMR Group Inc. The undersigned shareholder of the Company hereby appoints Jennifer B. Clark and Adam D. Portnoy, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2021 Annual Meeting of Shareholders of the Company to be held on March 11, 2021, at 9:30 a.m., Eastern Time, virtually via the Internet at https://www.viewproxy.com/rmrgroup/2021/, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the annual report and the proxy statement, which includes the Notice of 2021 Annual Meeting of Shareholders, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS EXECUTED, BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR ALL NOMINEES FOR DIRECTOR IN PROPOSAL 1 AND FOR PROPOSAL 2. ADDITIONALLY, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST BY THE PROXIES, IN THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. See reverse for instructions on how to authorize a proxy.